UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05459

Templeton Global Income Fund

(Exact name of registrant as specified in charter)

500 East Broward Blvd., Suite 2100, Fort Lauderdale, FL 33394-3091
(Address of principal executive offices)   (Zip code)

Craig S. Tyle, One Franklin Parkway, San Mateo, CA  94403-1906

(Name and address of agent for service)

Registrant's telephone number, including area code: (954) 527-7500_

Date of fiscal year end: _8/31__

Date of reporting period:  8/31/10__

Item 1. Reports to Stockholders.

AUGUST 31, 2010

ANNUAL REPORT

FIXED INCOME

Templeton Global Income Fund

FRANKLIN TEMPLETON INVESTMENTS

Franklin · **Templeton** · Mutual Series

SPECIALIZED EXPERTISE

TRUE DIVERSIFICATION

RELIABILITY YOU CAN TRUST

MUTUAL FUNDS |

Franklin Templeton Investments

Gain From Our Perspective®

Franklin Templeton’s distinct multi-manager structure combines the specialized expertise of three world-class investment management groups—Franklin, Templeton and Mutual Series.

Each of our portfolio management groups operates autonomously, relying on its own research and staying true to the unique investment disciplines that underlie its success.

Franklin. Founded in 1947, Franklin is a recognized leader in fixed income investing and also brings expertise in growth- and value-style U.S. equity investing.

Templeton. Founded in 1940, Templeton pioneered international investing and, in 1954, launched what has become the industry’s oldest global fund. Today, with offices in over 25 countries, Templeton offers investors a truly global perspective.

Mutual Series. Founded in 1949, Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among what it believes are undervalued stocks, as well as arbitrage situations and distressed securities.

Because our management groups work independently and adhere to different investment approaches, Franklin, Templeton and Mutual Series funds typically have distinct portfolios. That’s why our funds can be used to build truly diversified allocation plans covering every major asset class.

At Franklin Templeton Investments, we seek to consistently provide investors with exceptional risk-adjusted returns over the long term, as well as the reliable, accurate and personal service that has helped us become one of the most trusted names in financial services.

RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS

Not part of the annual report

Annual Report

Templeton Global Income Fund

Your Fund’s Goals and Main Investments: Templeton Global Income Fund seeks high, current income, with a secondary goal of capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets in income-producing securities, including debt securities of U.S. and foreign issuers, including emerging markets.

Portfolio Breakdown[2] Based on Total Net Assets as of 8/31/10

Dear Shareholder:

We are pleased to bring you Templeton Global Income Fund’s annual report for the fiscal year ended August 31, 2010.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 11.

Annual Report | 1

Asia Pacific
34.2%
Americas
25.3%
Other Europe
21.8%
Middle East & Africa
11.1%
Supranational*
3.4%
Other Net Assets
4.2%

*The Fund's supranational investments were denominated in the Mexican peso, Norwegian krone and U.S. dollar.

Performance Overview

For the 12 months under review, Templeton Global Income Fund delivered cumulative total returns of +21.72% based on market price and +18.69% based on net asset value. The Fund outperformed the J.P. Morgan (JPM) Global Government Bond Index (GGBI), which posted cumulative total returns of +7.28% in local currency terms and +6.33% in U.S. dollar terms for the same period.[1] You can find the Fund's long-term performance data in the Performance Summary on page 8.

Economic and Market Overview

During the 12 months under review, the global economy shifted as a relatively fast-paced recovery from crisis-driven trough levels moderated. The recovery's pace across geographic regions and countries also became more uneven, particularly between developed and emerging economies. The recession and subsequent slow recovery in some developed countries revealed large public sector funding gaps, which aggravated sovereign credit fundamentals. Against this backdrop, risk appetite declined from earlier, higher levels as the period progressed, and markets increasingly began to discriminate between stronger and weaker fundamental positions. This market environment was positive not only for higher quality government bonds, but also for certain emerging market sovereign credit and currency markets with stronger economic fundamentals. On the contrary, most European currency and bond markets were negatively affected by the economic environment.

Economic performance in Asia excluding Japan (non-Japan Asia) was stronger than in other regions, even as the annual pace of expansion moderated from earlier in the Fund's fiscal year. In 2010's second quarter, real gross domestic product (GDP) growth registered annual rates of 10.3% in China, 8.9% in Malaysia, 8.8% in India, 7.9% in the Philippines and 7.2% in South Korea.[2] With relatively robust performances over the past year, non-Japan Asian economies were among the first to return to trend growth. In South Korea, strong external trade began to positively affect the domestic economy by supporting a rebound in consumption and investment. As its measures of

1. Source: © 2010 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results. The JPM GGBI tracks total returns for liquid, fixed-rate, domestic government bonds with maturities greater than one year issued by developed countries globally. The index is unmanaged and includes reinvested interest. One cannot invest directly in an index, and an index is not representative of the Fund's portfolio.

2. Sources: National Bureau of Statistics (China); Department of Statistics Malay (Malaysia); India Central Statistical Organisation; National Statistical Coordinat (Philippines); Bank of Korea (South Korea).

2 | Annual Report

What is duration?

Duration is a measure of a bond’s price sensitivity to interest rate changes. In general, a portfolio of securities with a lower duration can be expected to be less sensitive to interest rate changes than a portfolio with a higher duration.

Investment Strategy

We invest selectively in bonds around the world to generate income for the Fund, seeking opportunities while monitoring changes in interest rates, currency exchange rates and credit risks.

Manager’s Discussion

The Fund’s total return was influenced by various factors, including interest rate developments, currency movements and exposure to sovereign debt markets.

Interest Rate Strategy

During the Fund’s fiscal year, we shortened the portfolio’s overall duration as the economic recovery took hold and strengthened. By period-end, we generally held shorter duration positioning in non-Japan Asia and Scandinavia given our outlook for interest rate tightening in those regions. With interest rates in the major economies of the U.S., Japan and the eurozone at historically low levels, significant central bank balance sheet expansion and unprecedented fiscal expenditures that drove record funding needs, we saw what we viewed as limited value in those government bond markets. For example, the U.S. fiscal deficit was 12.5% of GDP in 2009, and Japan’s was 10.3% of GDP.4 Our positioning, however, detracted from performance relative to the JPM GGBI as the long-term U.S. Treasury yield fell 93 bps over the period to 2.47%, Japan’s fell 34 bps to 0.97% and Germany’s declined 114 bps to 2.12%.

Despite moderating global growth momentum and a flight to quality driven by the European debt crisis, we found what we considered more attractive opportunities outside the G-3 (U.S., eurozone and Japan). Relative to the index, our interest rate strategies helped performance and more than offset the negative impact of not holding U.S, Japanese or German government bonds. We continued to hold some duration exposure in markets offering higher yields than the G-3 bond markets and where we saw potential for declining risk premiums, medium-term interest rate convergence or steep yield curves that we believed already priced in expected interest rate hikes. For example, during the fiscal year Indonesia’s long-term government bond yield declined 225 bps to 8.26% and Mexico’s fell 191 bps to 6.24%. Notably, we did not hold Greek government bonds.

4. Source: International Monetary Fund, “World Economic Outlook, April 2010.”

4 | Annual Report

Currency Strategy

Over the fiscal year, the Fund’s currency strategy, which included the use of forward currency exchange contracts, contributed to relative performance. We undertook a few strategies to position the Fund for increased differentiation in growth performance across regions and countries.

First, we emphasized currency exposure in developing markets over developed markets, particularly in regard to G-3 currencies. Most developing economies were not as leveraged as their developed market counterparts, in either the public or private sectors. In addition, such economies did not face politically difficult fiscal consolidation that could weigh on economic recovery. For example, public sector debt among developed economies was 90.1% of GDP in 2009 versus 37.5% among emerging economies.4 In particular, in our analysis non-Japan Asia’s stronger economic fundamentals could contribute to higher economic growth, earlier interest rate tightening, greater capital inflows and stronger balance-of-payment positions. In such an environment, we believe the region could experience a sustained tendency for currency appreciation against the euro, Japanese yen and U.S. dollar. As a result, we favored non-Japan Asian currencies in the portfolio, which benefited relative performance. Over the 12-month reporting period, the Malaysian ringgit appreciated 12.22% against the U.S. dollar, the Indonesian rupiah, 11.57%, the Australian dollar, 5.58%, and the South Korean won, 4.17%.5

Certain Latin American countries exhibited economic fundamentals similar to those in Asia, such as robust economic growth, relatively low public and private sector leverage, and strong balance-of-payment positions. In Brazil, for example, strong economic growth and rising positive interest rate differentials supported significant capital inflows into the country, which supported currency performance. Brazil’s real GDP growth was 8.8% year-over-year in second quarter 2010 and the central bank increased interest rates 200 bps to 10.75% during the period.6 For the Fund’s fiscal year, the Brazilian real appreciated 6.62% against the U.S. dollar.5

Second, we saw significant divergence in economic fundamentals among developed economies. Many developed countries faced fiscal challenges largely due to multiple years of lax fiscal policy or the cost of containing the recent financial crisis. Investors focused on the eurozone’s deteriorating public finance outlook. However, not all European countries were in the same difficult position. We found several opportunities in non-eurozone Europe, such as in Sweden and Norway, where governments had substantial fiscal

5. Source: IDC/Exshare. 6. Source: IBGE.

What is a “forward currency exchange contract”?

A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency for a specific exchange rate on a future date.

What is balance of payments?

Balance of payments is a record of all of a country’s exports and imports of goods and services, borrowing and lending with the rest of the world during a particular time period. It helps a country evaluate its competitive strengths and weaknesses and forecast the strength of its currency.

Annual Report | 5

surpluses, credible fiscal policy rules and low public debt ratios. For example, Sweden’s public debt was 40.9% of GDP in 2009 and Norway’s was 53.6%, significantly below developed economies’ average.7 These Scandinavian countries started normalizing their interest rate policies, with Sweden raising rates 25 bps and Norway 75 bps. Our significantly overweighted currency exposure in the Swedish krona and Norwegian krone helped relative performance. Versus the euro, the Swedish krona rose 8.78% and the Norwegian krone appreciated 7.71% over the 12-month reporting period.5

There were notable divergences in growth within the eurozone. Although some non-euro eurozone economies contracted in 2010’s second quarter, Germany’s GDP growth rate was 3.7%.8 As a major economic engine for Europe, Germany’s economy supported growth in central and eastern Europe. For example, German imports from Poland rose at a 32% annual pace in June 2010.8 Although its fundamental position remained strong, Poland’s currency was at times negatively affected by higher risk aversion stemming from market developments elsewhere in Europe. Overall, the Polish zloty gained 2.29% against the euro during the period.5

Third, while we looked for emerging market and other developed economies to diverge from and surpass those of the G-3, we saw opportunity to position for a meaningful divergence within the G-3. In the U.S., recent signs of labor market stabilization, a better-capitalized banking sector and an aggressive policy response to the recession supported a stronger economic recovery than in the eurozone or Japan. Although we do not anticipate imminent interest rate tightening in the U.S., we believe the U.S. will be the first of the G-3 to return to sustainably stronger growth, albeit at levels still below the pre-crisis trend. This belief underpinned our net-negative euro and yen positions, through the use of forward currency exchange contracts, against the U.S. dollar. In addition to our pessimistic outlook for Japanese growth, our net-negative yen exposure represented an implicit hedge against rising U.S. government bond yields given the high correlation between the value of the Japanese yen versus the U.S. dollar, the differential between interest rates in the U.S. and Japan and our belief that U.S. Treasury yields will rise more than Japanese government bond yields. Although our euro strategy helped relative Fund performance, our yen strategy hindered it as the yen benefited from heightened risk aversion amid the European debt crisis and concerns over slowing global growth. Over the 12-month period, the Japanese yen rose 10.47% and the euro fell 11.44% against the U.S. dollar.5 At the same time, the U.S. dollar rose 2.21% against its major trading partners.5

7. Source: IMF’s WEO database. 8. Source: German Federal Statistics Office.

6 | Annual Report

Global Sovereign Debt Strategy

During the reporting period, the Fund invested in hard currency-denominated sovereign debt. As an asset class, these investments typically compensate for greater credit risk by offering higher yields relative to U.S. and European benchmark treasury yield curves. U.S. dollar-denominated emerging market debt generated a 12-month return of +19.57% as measured by the JPM Emerging Markets Bond Index (EMBI) Global.9 Sovereign interest rate yield spreads fell from 389 bps at the beginning of the reporting period to 326 bps by period-end, as emerging market credit yields declined overall and the U.S. Treasury curve shifted downward.10 Exposure to sovereign credits contributed to the Fund’s performance relative to the JPM GGBI. Although emerging market sovereign bond yield spreads narrowed from crisis-driven levels, we continued to find value in the sector. In particular, the slower economic growth environment created financing needs in some countries with solid credit fundamentals that had not issued bonds in several years.

Thank you for your continued participation in Templeton Global Income Fund. We look forward to serving your future investment needs.

Michael Hasenstab, Ph.D. Portfolio Manager Templeton Global Income Fund

The foregoing information reflects our analysis, opinions and portfolio holdings as of August 31, 2010, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

9. Source: © 2010 Morningstar. The JPM EMBI Global tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans and Eurobonds. The index is unmanaged and includes reinvested interest. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

10. Source: J.P. Morgan.

Annual Report | 7

Performance Summary as of 8/31/10

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Total returns do not reflect any sales charges paid at inception or brokerage commissions paid on secondary market purchases. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

Endnotes

Changes in interest rates will affect the value of the Fund’s portfolio and its share price and yield. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Special risks are associated with foreign investing, including currency fluctuations, economic instability and political developments. Investments in developing markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. The Fund’s use of foreign currency techniques involves special risks as such techniques may not achieve the anticipated benefits and/or may result in losses to the Fund. Also, as a nondiversified investment company, the Fund may invest in a relatively small number of issuers and, as a result, be subject to a greater risk of loss with respect to its portfolio securities.

1. Total return calculations represent the cumulative and average annual changes in value of an investment over the periods indicated.

2. Assumes reinvestment of distributions based on net asset value.

3. Assumes reinvestment of distributions based on the dividend reinvestment and cash purchase plan.

8 | Annual Report

Important Notice to Shareholders

Share Repurchase Program

The Fund’s Board previously authorized management to implement an open-market share repurchase program pursuant to which the Fund may purchase Fund shares, from time to time, in open-market transactions, at the discretion of management. This authorization remains in effect.

Exchange-Traded Put and Call Options on Interest Rate/Bond Futures

The Fund may purchase options on interest rate/bond futures to help hedge the Fund’s risk of potentially rising interest rates. An option on an interest rate or bond futures contract is an exchange-traded contract in which a seller grants to a buyer the right (but not the obligation) to buy or sell a futures contract. The buyer pays the seller a premium for the option. Contract standardization, together with the clearing corporation guarantee, facilitates options trading. A buyer or seller of an exchange-traded option can liquidate an open position in an option before expiration by making an offsetting transaction. For example, the holder of a put option can liquidate his position by selling a put with the same strike price and expiration date. As with futures contracts, most positions in standardized options are liquidated with an offsetting transaction before the expiration date rather than being held for the purpose of selling or buying the underlying instrument. The net profit or loss in an option transaction is determined by the difference between the premium originally paid and the price received when it is sold.

Similar to futures, options on futures trade on exchanges designated as contract markets. They provide transparent pricing/valuation and the elimination of counterparty risk. Unlike futures contracts, buyers of options are not required to deposit funds in a margin account because their risk of loss is limited to the premium paid for the option.

If the Investment Manager’s judgment regarding the general direction of market prices or interest rates is incorrect, the Fund’s overall performance would be negatively impacted. When options on futures contracts are used for hedging, there may be an imperfect correlation between movements in the prices of the underlying asset(s) on which the options on futures contract is based and movements in the prices of the assets sought to be hedged. Adverse market movements could cause the Fund to experience substantial losses. Futures contracts that are traded on foreign exchanges, as well as options on such contracts, may not be as liquid as those purchased on Commodity Futures Trading Commission designated contract markets.

Annual Report | 9

10 | The accompanying notes are an integral part of these financial statements. | Annual Report

Templeton Global Income Fund

Statement of Investments, August 31, 2010

	Principal Amount*		Value
Bonds 82.9%			
Argentina 1.7%			
[a,b] Government of Argentina, senior bond, FRN, 0.677%, 8/03/12	98,977,000		$ 22,517,267
Australia 7.2%			
New South Wales Treasury Corp.,			
6.00%, 5/01/12	10,565,000	AUD	9,625,392
senior note, 5.50%, 3/01/17	36,971,000	AUD	33,939,800
Queensland Treasury Corp.,			
6.00%, 8/14/13	41,536,000	AUD	38,498,599
6.00%, 9/14/17	12,395,000	AUD	11,696,464
[c] 144A, 7.125%, 9/18/17	985,000	NZD	762,224
			94,522,479
Brazil 7.6%			
Nota Do Tesouro Nacional,			
10.00%, 1/01/12	23,075[d]	BRL	12,935,930
10.00%, 1/01/14	15,000[d]	BRL	8,182,350
10.00%, 1/01/17	54,900[d]	BRL	29,318,578
[e] Index Linked, 6.00%, 5/15/15	20,140[d]	BRL	21,966,373
[e] Index Linked, 6.00%, 5/15/45	23,625[d]	BRL	26,346,088
			98,749,319
Canada 0.4%			
Province of Manitoba, 6.375%, 9/01/15	7,525,000	NZD	5,635,142
Hungary 2.2%			
Government of Hungary, senior note,			
3.50%, 7/18/16	905,000	EUR	1,059,766
4.375%, 7/04/17	4,435,000	EUR	5,315,413
5.75%, 6/11/18	12,690,000	EUR	16,185,563
6.25%, 1/29/20	3,535,000		3,610,119
3.875%, 2/24/20	2,700,000	EUR	3,029,289
			29,200,150
India 0.6%			
Export-Import Bank of India, N-01, 5.90%, 5/07/13	200,000,000	INR	4,191,347
National Bank for Agriculture & Rural Development, 11B, 5.82%, 5/05/13	200,000,000	INR	4,174,327
			8,365,674
Indonesia 9.1%			
Government of Indonesia,			
FR19, 14.25%, 6/15/13	84,050,000,000	IDR	10,953,362
FR20, 14.275%, 12/15/13	81,836,000,000	IDR	10,888,092
FR26, 11.00%, 10/15/14	3,500,000,000	IDR	434,881
FR27, 9.50%, 6/15/15	34,890,000,000	IDR	4,143,006
FR31, 11.00%, 11/15/20	275,739,000,000	IDR	36,283,420
FR34, 12.80%, 6/15/21	59,666,000,000	IDR	8,708,289
FR35, 12.90%, 6/15/22	32,530,000,000	IDR	4,761,413
FR36, 11.50%, 9/15/19	23,000,000,000	IDR	3,073,759

Annual Report | 11

Templeton Global Income Fund

Statement of Investments, August 31, 2010 *(continued)*

	Principal Amount[a]		Value
Bonds (continued)			
Indonesia (continued)			
Government of Indonesia, (continued)			
FR42, 10.25%, 7/15/27	25,430,000	IDR	$ 3,030,279
FR43, 10.25%, 7/15/22	8,450,000	IDR	1,056,739
FR46, 9.50%, 7/15/23	41,250,000	IDR	4,888,269
FR48, 9.00%, 9/15/18	18,520,000	IDR	2,158,704
[c]senior bond, 144A, 8.50%, 10/12/35	8,462,000		12,444,429
[c]senior bond, 144A, 6.625%, 2/17/37	2,090,000		2,555,025
[c]senior bond, 144A, 7.75%, 1/17/38	10,360,000		14,221,258
			119,600,925
Lithuania 2.0%			
[c]Government of Lithuania, 144A,			
6.75%, 1/15/15	15,000,000		16,312,500
7.375%, 2/11/20	8,825,000		10,005,344
			26,317,844
Mexico 4.8%			
Government of Mexico,			
M 20, 8.00%, 12/07/23	2,727,000[f]	MXN	23,151,080
M 20, 10.00%, 12/05/24	15,000[f]	MXN	149,025
M 20, 7.50%, 6/03/27	3,058,000[f]	MXN	24,685,594
[g]MI10, 9.00%, 12/20/12	1,840,000[f]	MXN	15,102,508
			63,088,207
Norway 1.2%			
Government of Norway, 6.00%, 5/16/11	96,190,000	NOK	15,647,375
Peru 3.2%			
Government of Peru,			
9.91%, 5/05/15	6,500,000	PEN	2,822,137
7.84%, 8/12/20	93,349,000	PEN	39,176,326
			41,998,463
Poland 7.9%			
Government of Poland,			
4.75%, 4/25/12	27,930,000	PLN	8,889,812
5.75%, 4/25/14	147,355,000	PLN	47,731,572
6.25%, 10/24/15	19,335,000	PLN	6,420,043
5.75%, 9/23/22	60,500,000	PLN	19,504,433
senior note, 6.375%, 7/15/19	17,000,000		20,074,960
			102,620,820
Qatar 1.0%			
[c]Government of Qatar, senior note, 144A, 6.55%, 4/09/19	10,450,000		12,607,925
Russia 4.6%			
[c]Government of Russia, 144A, 7.50%, 3/31/30	50,446,360		59,715,879

12 | Annual Report

Templeton Global Income Fund

Statement of Investments, August 31, 2010 *(continued)*

	Principal Amount*		Value
Bonds (continued)			
South Africa 2.6%			
Government of South Africa,			
5.25%, 5/16/13	3,330,000	EUR	$ 4,529,784
4.50%, 4/05/16	1,829,000	EUR	2,427,268
6.875%, 5/27/19	18,620,000		22,679,160
senior note, 6.50%, 6/02/14	775,000		883,477
senior note, 5.875%, 5/30/22	3,355,000		3,847,766
			34,367,455
South Korea 14.3%			
The Export-Import Bank of Korea, 4.625%, 2/20/17	205,000	EUR	278,499
Government of Korea, senior bond, 5.625%, 11/03/25	620,000		724,120
Korea Deposit Insurance Corp.,			
07-1, 5.57%, 9/14/12	7,200,000,000	KRW	6,225,272
08-1, 5.28%, 2/15/13	1,232,000,000	KRW	1,061,765
Korea Treasury Bond,			
4.75%, 12/10/11	69,639,880,000	KRW	59,151,975
4.75%, 3/10/12	15,946,000,000	KRW	13,573,825
5.25%, 3/10/13	1,866,530,000	KRW	1,613,769
senior bond, 5.50%, 6/10/11	19,068,600,000	KRW	16,199,203
senior bond, 4.00%, 6/10/12	76,268,710,000	KRW	64,273,655
senior bond, 5.25%, 9/10/15	4,000,000,000	KRW	3,504,019
senior note, 7.125%, 4/16/19	15,880,000		20,233,867
			186,839,969
Sri Lanka 2.1%			
Government of Sri Lanka,			
A, 12.00%, 7/15/11	94,150,000	LKR	860,615
A, 8.50%, 1/15/13	567,300,000	LKR	5,031,707
A, 13.50%, 2/01/13	550,800,000	LKR	5,395,634
A, 7.00%, 3/01/14	34,040,000	LKR	284,000
A, 11.25%, 7/15/14	585,500,000	LKR	5,520,050
A, 11.00%, 8/01/15	1,103,400,000	LKR	10,398,833
B, 6.60%, 6/01/14	46,400,000	LKR	378,166
			27,869,005
[h] **Supranational 3.4%**			
Corporacion Andina De Fomento, 8.125%, 6/04/19	8,640,000		10,950,215
European Investment Bank, senior note, 4.50%, 5/15/13	113,650,000	NOK	18,869,048
Inter-American Development Bank, senior note, 7.50%, 12/05/24	185,000,000	MXN	15,063,781
			44,883,044
Sweden 4.0%			
Government of Sweden, 5.25%, 3/15/11	372,575,000	SEK	51,615,790

Annual Report | 13

Templeton Global Income Fund

Statement of Investments, August 31, 2010 *(continued)*

	Principal Amount*	Value
Bonds (continued)		
United Arab Emirates 1.0%		
c Emirate of Abu Dhabi, 144A, 6.75%, 4/08/19	10,260,000	$ 12,508,807
Venezuela 1.2%		
Government of Venezuela, 10.75%, 9/19/13	6,155,000	5,853,405
Petroleos de Venezuela SA, senior bond, zero cpn., 7/10/11	11,070,000	10,014,708
		15,868,113
Vietnam 0.8%		
c Government of Vietnam, 144A, 6.75%, 1/29/20	9,270,000	10,081,125
Total Bonds (Cost $932,941,285)		1,084,620,777
Municipal Bonds 2.7%		
United States and U.S. Territories 2.7%		
Alabama State University Revenue, General Tuition and Fee, Assured Guaranty, 5.00%, 9/01/29	5,000	5,554
Bay Area Toll Authority Toll Bridge Revenue, Build America Bonds, Series S1, 6.793%, 4/01/30	1,575,000	1,694,196
Bexar County Revenue, Venue Project, Refunding, Series A, BHAC Insured, 5.25%, 8/15/47	730,000	753,426
California State GO,		
7.625%, 3/01/40	135,000	154,416
Refunding, 5.125%, 4/01/33	500,000	514,360
Refunding, 5.00%, 4/01/38	205,000	207,181
Various Purpose, 6.00%, 4/01/38	20,130,000	22,364,229
Illinois Municipal Electricity Agency Power Supply Revenue, Series A, BHAC Insured, 5.00%, 2/01/35	1,085,000	1,142,646
Kentucky State Municipal Power Agency Power System Revenue, Prairie State Project, Series A, BHAC Insured, 5.25%, 9/01/42	2,395,000	2,559,513
Los Angeles Community College District GO, 2008 Election, Series D, 6.68%, 8/01/36	1,240,000	1,351,798
Los Angeles USD, GO, Series KRY, 5.25%, 7/01/26	350,000	396,809
North Carolina Eastern Municipal Power Agency Power System Revenue, Refunding, Series A, Assured Guaranty, 5.25%, 1/01/19	250,000	288,880
Philadelphia GO, Refunding, Series A, Assured Guaranty, 5.00%, 8/01/24	50,000	54,815
Poway USD, GO, Election of 2008, ID 07-1-A, zero cpn.,		
8/01/27	705,000	289,642
8/01/30	705,000	228,913
8/01/32	885,000	247,534
8/01/33	470,000	121,843
San Mateo County Community College District GO, Election of 2001, Series C, NATL Insured, zero cpn.,		
9/01/30	1,705,000	594,449
3/01/31	465,000	155,091
Tarrant County Cultural Education Facilities Finance Corp. Revenue, Christus Health, Refunding, Series A, Assured Guaranty, 6.25%, 7/01/28	1,400,000	1,612,576
Total Municipal Bonds (Cost $30,980,549)		34,737,871
Total Investments before Short Term Investments (Cost $963,921,834)		1,119,358,648

14 | Annual Report

Templeton Global Income Fund

Statement of Investments, August 31, 2010 (continued)

+Rounds to less than 0.1% of net assets.
*The principal amount is stated in U.S. dollars unless otherwise indicated.
a The coupon rate shown represents the rate at period end.
bThe principal amount is stated in original face, and scheduled paydowns are reflected in the market price on ex-date.
c Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Fund’s Board of Trustees. At August 31, 2010, the aggregate value of these securities was $151,214,516, representing 11.56% of net assets.
dPrincipal amount is stated in 1,000 Brazilian Real Units.
eRedemption price at maturity is adjusted for inflation. See Note 1(f).
fPrincipal amount is stated in 100 Mexican Peso Units.
gA portion or all of the security purchased on a delayed delivery basis. See Note 1(c)
hA supranational organization is an entity formed by two or more central governments through international treaties.
iThe security is traded on a discount basis with no stated coupon rate.
jSecurity was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. This security has been deemed liquid under guidelines approved by the Fund’s Board of Trustees. At August 31, 2010, the value of this security was $7,987,200, representing 0.61% of net assets.
kNon-income producing.
lSee Note 7 regarding investments in the Institutional Fiduciary Trust Money Market Portfolio. The rate shown is the annualized seven-day yield at period end.

Annual Report | 15

Templeton Global Income Fund

Statement of Investments, August 31, 2010 (continued)

At August 31, 2010, the Fund had the following forward exchange contracts outstanding. See Note 1(d).

Templeton Global Income Fund

Statement of Investments, August 31, 2010 *(continued)*

Currency	Counterparty	Type	Quantity	Contract Amount*	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
Japanese Yen	JPHQ	Sell	10,871,000	120,802	9/27/10	$ —	$ (8,591)
Japanese Yen	JPHQ	Buy	10,871,000	127,834	9/27/10	1,559	—
Japanese Yen	JPHQ	Sell	78,559,000	872,975	9/28/10	—	(62,092)
Japanese Yen	JPHQ	Buy	78,559,000	924,115	9/28/10	10,952	—
Japanese Yen	JPHQ	Sell	130,931,000	1,454,951	9/29/10	—	(103,504)
Philippine Peso	DBAB	Buy	150,587,000	3,121,233	10/04/10	187,938	—
Philippine Peso	HSBC	Buy	120,792,000	2,496,992	10/04/10	157,429	—
New Israeli Shekel . .	DBAB	Buy	35,422,000	9,408,234	10/05/10	—	(128,637)
Philippine Peso	DBAB	Buy	180,042,000	3,745,491	10/05/10	210,534	—
Philippine Peso	HSBC	Buy	180,085,000	3,745,477	10/05/10	211,493	—
Philippine Peso	JPHQ	Buy	47,563,000	998,803	10/06/10	46,177	—
Philippine Peso	DBAB	Buy	147,797,000	3,121,241	10/07/10	125,577	—
Philippine Peso	JPHQ	Buy	59,005,000	1,248,492	10/08/10	47,596	—
Philippine Peso	DBAB	Buy	118,267,000	2,496,981	10/08/10	100,842	—
Philippine Peso	CITI	Buy	59,159,000	1,248,502	10/08/10	50,970	—
Philippine Peso	HSBC	Buy	118,491,000	2,496,992	10/08/10	105,751	—
Philippine Peso	DBAB	Buy	35,215,000	749,096	10/12/10	24,097	—
Philippine Peso	JPHQ	Buy	145,824,000	3,114,592	10/13/10	86,830	—
Philippine Peso	HSBC	Buy	58,717,000	1,248,501	10/13/10	40,573	—
Chinese Yuan	HSBC	Buy	32,663,916	3,316,969 EUR	10/15/10	594,434	—
Philippine Peso	JPHQ	Buy	19,133,000	407,953	10/15/10	12,003	—
Chinese Yuan	HSBC	Buy	32,823,215	3,323,035 EUR	10/18/10	610,305	—
Philippine Peso	JPHQ	Buy	63,534,000	1,359,860	10/18/10	34,222	—
Chinese Yuan	HSBC	Buy	43,995,179	4,441,373 EUR	10/19/10	834,224	—
Philippine Peso	DBAB	Buy	32,011,000	679,928	10/19/10	22,392	—
Chinese Yuan	HSBC	Buy	27,185,000	4,119,876	10/21/10	—	(125,392)
Philippine Peso	DBAB	Buy	127,962,000	2,719,702	10/21/10	87,177	—
Philippine Peso	JPHQ	Buy	64,253,000	1,359,852	10/21/10	49,554	—
Philippine Peso	HSBC	Buy	185,677,000	3,896,684	10/25/10	174,451	—
Philippine Peso	DBAB	Buy	123,655,000	2,597,794	10/25/10	113,453	—
Philippine Peso	JPHQ	Buy	61,866,000	1,298,887	10/25/10	57,580	—
Chilean Peso	CITI	Buy	219,208,545	415,364	10/26/10	19,916	—
Indian Rupee	HSBC	Buy	159,768,000	3,360,707	10/26/10	8,244	—
Indian Rupee	DBAB	Buy	478,778,000	10,082,084	10/26/10	13,677	—
Norwegian Krone . . .	BZWS	Buy	68,284,000	8,076,168 EUR	10/26/10	562,100	—
Philippine Peso	HSBC	Buy	160,559,000	3,377,125	10/26/10	142,899	—
Indian Rupee	HSBC	Buy	237,998,000	5,041,049	10/27/10	—	(23,196)
Chilean Peso	JPHQ	Buy	142,245,000	270,814	10/28/10	11,627	—
Philippine Peso	DBAB	Buy	49,630,000	1,039,154	10/28/10	48,680	—
Japanese Yen	CITI	Sell	104,080,747	1,150,288	11/08/10	—	(89,140)
Japanese Yen	BZWS	Sell	102,242,000	1,141,635	11/10/10	—	(75,926)
Japanese Yen	BZWS	Sell	183,499,000	2,047,866	11/12/10	—	(137,405)
Japanese Yen	UBSW	Sell	103,657,300	1,157,807	11/12/10	—	(76,637)
Japanese Yen	DBAB	Sell	592,373,000	6,613,151	11/15/10	—	(441,608)
Japanese Yen	JPHQ	Sell	295,806,000	3,306,573	11/16/10	—	(216,317)
Japanese Yen	BZWS	Sell	142,600,000	1,587,178	11/16/10	—	(111,111)
Japanese Yen	BZWS	Sell	590,640,000	6,613,147	11/17/10	—	(421,139)
Japanese Yen	UBSW	Sell	236,300,000	2,645,248	11/17/10	—	(168,990)
Japanese Yen	HSBC	Sell	154,574,000	1,719,418	11/17/10	—	(121,496)

Annual Report | 17

Templeton Global Income Fund

Statement of Investments, August 31, 2010 *(continued)*

Currency	Counterparty	Type	Quantity	Contract Amount*	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
Euro	DBAB	Sell	913,279	1,357,133	11/18/10	$ 199,462	$ —
Euro	UBSW	Sell	4,666,969	6,971,519	11/18/10	1,055,680	—
Japanese Yen	BZWS	Sell	823,639,000	9,258,407	11/18/10	—	(550,919)
Malaysian Ringgit . . .	JPHQ	Buy	26,285,176	7,818,315	11/18/10	482,717	—
Euro	DBAB	Sell	1,274,797	1,910,284	11/29/10	294,389	—
Japanese Yen	BZWS	Sell	930,663,000	10,581,037	11/29/10	—	(504,355)
Japanese Yen	BOFA	Sell	638,748,000	7,208,328	11/29/10	—	(399,981)
Japanese Yen	CITI	Sell	230,997,000	2,645,256	11/29/10	—	(106,215)
Norwegian Krone . . .	UBSW	Buy	51,846,000	6,063,647 EUR	11/29/10	499,026	—
Swedish Krona	BZWS	Buy	150,288,486	14,529,752 EUR	11/30/10	1,898,521	—
Australian Dollar	DBAB	Buy	13,946,000	12,160,927	12/01/10	119,500	—
Japanese Yen	DBAB	Sell	572,745,000	6,613,149	12/01/10	—	(209,174)
Norwegian Krone . . .	UBSW	Buy	16,770,000	1,944,348 EUR	12/01/10	182,678	—
Mexican Peso	CITI	Sell	39,049,000	2,875,267	12/02/10	—	(55,978)
Chinese Yuan	HSBC	Buy	24,661,000	3,723,539	12/06/10	—	(98,456)
Chinese Yuan	HSBC	Buy	31,071,000	3,122,174 EUR	12/06/10	609,822	—
Euro	UBSW	Sell	1,325,806	1,994,635	12/07/10	314,115	—
Australian Dollar	DBAB	Buy	5,578,000	4,891,906	12/09/10	15,340	—
Australian Dollar	BZWS	Buy	6,958,000	6,068,768	12/10/10	51,821	—
Australian Dollar	DBAB	Buy	6,958,000	6,071,551	12/10/10	49,038	—
Chinese Yuan	JPHQ	Buy	16,342,344	2,457,495	12/13/10	—	(54,919)
Chinese Yuan	HSBC	Buy	32,777,418	4,929,676	12/14/10	—	(110,802)
Chinese Yuan	HSBC	Buy	32,904,211	4,951,352	12/15/10	—	(113,749)
Malaysian Ringgit . . .	JPHQ	Buy	16,656,368	4,883,133	12/16/10	367,915	—
Swedish Krona	DBAB	Buy	93,370,021	9,026,316 EUR	12/16/10	1,176,677	—
Malaysian Ringgit . . .	JPHQ	Buy	5,137,469	1,506,633	12/17/10	112,895	—
Malaysian Ringgit . . .	JPHQ	Buy	6,147,742	1,794,961	12/21/10	142,576	—
Malaysian Ringgit . . .	HSBC	Buy	8,175,565	2,378,339	12/22/10	198,136	—
Malaysian Ringgit . . .	HSBC	Buy	3,991,727	1,160,521	12/23/10	97,370	—
Malaysian Ringgit . . .	HSBC	Buy	4,516,266	1,311,191	12/28/10	111,565	—
Japanese Yen	BZWS	Sell	189,880,000	2,084,017	1/07/11	—	(178,953)
Japanese Yen	CITI	Sell	94,950,000	1,042,010	1/07/11	—	(89,595)
Japanese Yen	UBSW	Sell	94,930,000	1,041,985	1/07/11	—	(89,382)
New Israeli Shekel . .	DBAB	Buy	48,521,000	12,999,250	1/07/11	—	(306,677)
Euro	CITI	Sell	3,597,000	5,173,205	1/10/11	614,205	—
Euro	UBSW	Sell	6,354,000	9,085,267	1/11/11	1,031,938	—
Euro	DBAB	Sell	12,240,000	17,494,754	1/11/11	1,981,260	—
Japanese Yen	HSBC	Sell	95,340,000	1,041,967	1/11/11	—	(94,350)
Japanese Yen	DBAB	Sell	95,240,000	1,041,979	1/11/11	—	(93,146)
Euro	CITI	Sell	2,459,575	3,560,419	1/13/11	443,064	—
Euro	UBSW	Sell	5,675,942	8,236,814	1/13/11	1,042,918	—
Euro	JPHQ	Sell	3,792,783	5,490,157	1/13/11	683,045	—
Japanese Yen	HSBC	Sell	277,440,000	3,024,990	1/13/11	—	(281,794)
Philippine Peso	JPHQ	Buy	282,044,000	6,064,579	1/13/11	68,145	—
Euro	BZWS	Sell	3,027,169	4,392,422	1/14/11	555,687	—
Japanese Yen	BZWS	Sell	275,350,000	3,024,943	1/14/11	—	(256,977)
Japanese Yen	UBSW	Sell	219,020,000	2,419,966	1/14/11	—	(190,552)
Philippine Peso	HSBC	Buy	45,260,000	967,714	1/14/11	16,309	—
Philippine Peso	HSBC	Buy	88,621,000	1,898,438	1/18/11	27,512	—

18 | Annual Report

Templeton Global Income Fund

Statement of Investments, August 31, 2010 *(continued)*

Currency	Counterparty	Type	Quantity	Contract Amount*	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
Philippine Peso	DBAB	Buy	50,543,000	1,085,779	1/18/11	$ 12,644	$ —
Euro	BZWS	Sell	2,459,575	3,527,891	1/19/11	410,580	—
Philippine Peso	JPHQ	Buy	126,210,000	2,708,079	1/19/11	34,484	—
Philippine Peso	DBAB	Buy	31,623,000	676,717	1/19/11	10,455	—
Euro	UBSW	Sell	4,351,556	6,122,639	1/25/11	607,474	—
Brazilian Real	DBAB	Buy	8,966,000	408,299,984 JPY	1/26/11	71,636	—
Japanese Yen	BZWS	Sell	758,940,000	8,450,290	1/26/11	—	(597,126)
Japanese Yen	UBSW	Sell	664,000,000	7,394,045	1/26/11	—	(521,580)
Japanese Yen	DBAB	Sell	189,220,000	2,112,538	1/26/11	—	(143,177)
Brazilian Real	HSBC	Buy	3,346,000	152,871,244 JPY	1/27/11	20,328	—
Chilean Peso	DBAB	Buy	1,968,980,000	3,916,809	1/27/11	—	(23,668)
Japanese Yen	HSBC	Sell	652,664,000	7,266,921	1/27/11	—	(513,677)
Chilean Peso	JPHQ	Buy	596,880,000	1,173,229	1/28/11	6,882	—
Chilean Peso	DBAB	Buy	4,531,910,000	8,946,619	1/28/11	13,561	—
Malaysian Ringgit ...	JPHQ	Buy	48,000,000	14,081,615	1/28/11	1,011,538	—
New Zealand Dollar ..	UBSW	Sell	7,150,005	4,889,674	1/28/11	—	(38,323)
Chilean Peso	DBAB	Buy	2,733,940,000	5,273,472	1/31/11	131,013	—
Euro	UBSW	Sell	338,000	473,301	1/31/11	44,926	—
Swedish Krona	DBAB	Buy	89,650,000	8,756,422 EUR	1/31/11	1,006,166	—
Chinese Yuan	DBAB	Buy	135,288,000	20,373,165	2/01/11	—	(465,532)
Australian Dollar	MSCO	Buy	3,675,596	3,061,000	2/08/11	149,813	—
Australian Dollar	UBSW	Buy	3,674,582	3,061,000	2/08/11	148,926	—
Euro	HSBC	Sell	675,000	923,096	2/08/11	67,629	—
Euro	UBSW	Sell	6,294,000	8,640,718	2/08/11	663,958	—
Euro	CITI	Sell	8,393,000	11,518,092	2/08/11	881,145	—
Australian Dollar	DBAB	Buy	2,328,000	172,653,792 JPY	2/09/11	—	(25,251)
Australian Dollar	CITI	Buy	2,328,000	172,302,264 JPY	2/09/11	—	(21,059)
Australian Dollar	BZWS	Buy	2,328,000	171,876,240 JPY	2/09/11	—	(15,980)
Euro	HSBC	Sell	6,987,000	9,555,421	2/09/11	700,402	—
Euro	BZWS	Sell	9,316,000	12,713,312	2/09/11	906,621	—
South Korean Won ..	HSBC	Buy	7,294,254,000	6,180,000	2/09/11	—	(145,357)
Chilean Peso	DBAB	Buy	727,600,000	1,354,304	2/10/11	83,250	—
Chilean Peso	MLCO	Buy	727,600,000	1,354,304	2/10/11	83,250	—
Euro	BZWS	Sell	7,943,000	10,854,110	2/10/11	787,522	—
Euro	DBAB	Sell	2,336,000	3,194,013	2/10/11	233,475	—
Japanese Yen	MSCO	Sell	110,363,000	1,240,554	2/10/11	—	(75,378)
South Korean Won ..	HSBC	Buy	3,868,000,000	291,002,106 JPY	2/10/11	—	(269,902)
Chilean Peso	BZWS	Buy	726,200,000	1,354,156	2/11/11	80,556	—
Chilean Peso	DBAB	Buy	935,230,000	1,746,135	2/11/11	101,545	—
Euro	UBSW	Sell	6,873,000	9,451,200	2/11/11	740,700	—
Chilean Peso	DBAB	Buy	718,400,000	1,354,194	2/14/11	64,878	—
Malaysian Ringgit ...	DBAB	Buy	24,260,103	7,026,822	2/14/11	593,734	—
New Zealand Dollar ..	HSBC	Sell	1,456,071	979,790	2/14/11	—	(22,394)
South Korean Won ..	HSBC	Buy	7,084,000,000	6,069,746	2/14/11	—	(210,355)
South Korean Won ..	JPHQ	Buy	1,326,000,000	100,454,545 JPY	2/14/11	—	(101,080)
South Korean Won ..	DBAB	Buy	1,149,000,000	87,296,763 JPY	2/14/11	—	(90,584)
Chilean Peso	MSCO	Buy	1,432,600,000	2,708,385	2/16/11	121,160	—
Euro	UBSW	Sell	6,214,000	8,450,419	2/16/11	575,195	—
Euro	JPHQ	Sell	6,214,000	8,454,768	2/16/11	579,545	—

Annual Report | 19

Templeton Global Income Fund

Statement of Investments, August 31, 2010 *(continued)*

Currency	Counterparty	Type	Quantity	Contract Amount*	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
South Korean Won	JPHQ	Buy	774,000,000	59,251,320 JPY	2/16/11	$ —	$ (66,412)
Malaysian Ringgit	HSBC	Buy	6,108,000	1,775,478	2/17/11	142,813	—
Chilean Peso	JPHQ	Buy	664,600,000	1,268,321	2/18/11	44,197	—
Chilean Peso	DBAB	Buy	331,700,000	634,226	2/18/11	20,848	—
Euro	UBSW	Sell	6,210,000	8,531,360	2/18/11	661,243	—
Euro	DBAB	Sell	6,210,000	8,532,167	2/18/11	662,050	—
Chilean Peso	JPHQ	Buy	1,128,000,000	2,156,169	2/22/11	71,038	—
Chilean Peso	DBAB	Buy	1,821,550,000	3,475,569	2/22/11	121,035	—
Chilean Peso	MSCO	Buy	3,473,400,000	6,620,768	2/22/11	237,372	—
Japanese Yen	JPHQ	Sell	187,900,000	2,088,242	2/22/11	—	(152,598)
Japanese Yen	HSBK	Sell	187,760,000	2,088,241	2/22/11	—	(150,930)
Chilean Peso	MLCO	Buy	669,000,000	1,268,367	2/23/11	52,486	—
Chilean Peso	MSCO	Buy	664,200,000	1,268,283	2/24/11	43,022	—
Chilean Peso	CITI	Buy	2,019,520,000	3,850,372	2/25/11	136,476	—
Chilean Peso	DBAB	Buy	994,600,000	1,902,448	2/25/11	61,047	—
Chilean Peso	MSCO	Buy	1,419,160,000	2,714,226	2/25/11	87,418	—
Chilean Peso	JPHQ	Buy	364,500,000	692,966	2/28/11	26,488	—
Chilean Peso	DBAB	Buy	1,153,220,000	2,205,431	2/28/11	70,806	—
Chilean Peso	DBAB	Buy	1,873,290,000	3,581,816	3/01/11	115,450	—
Chilean Peso	MLCO	Buy	366,300,000	698,646	3/01/11	24,312	—
Chilean Peso	MSCO	Buy	1,174,700,000	2,239,657	3/01/11	78,820	—
Japanese Yen	UBSW	Sell	219,700,000	2,469,705	3/01/11	—	(150,645)
Japanese Yen	JPHQ	Sell	197,000,000	2,204,862	3/01/11	—	(144,746)
Japanese Yen	HSBK	Sell	196,900,000	2,205,001	3/01/11	—	(143,414)
Chilean Peso	DBAB	Buy	292,600,000	560,000	3/02/11	17,458	—
Chilean Peso	DBAB	Buy	1,173,870,000	2,244,493	3/04/11	71,873	—
Euro	BOFA	Sell	3,640,000	4,980,466	3/07/11	367,546	—
Euro	UBSW	Sell	4,817,000	6,598,134	3/07/11	493,618	—
Euro	HSBK	Sell	1,285,000	1,758,381	3/08/11	129,922	—
Chilean Peso	DBAB	Buy	2,301,970,000	4,560,614	3/10/11	—	(20,050)
Chilean Peso	MSCO	Buy	521,800,000	1,007,822	3/15/11	21,062	—
Chilean Peso	DBAB	Buy	2,298,030,000	4,453,115	3/15/11	78,138	—
Japanese Yen	CITI	Sell	220,552,000	2,448,723	3/18/11	—	(182,518)
Japanese Yen	UBSW	Sell	178,800,000	1,988,191	3/18/11	—	(144,938)
Japanese Yen	MSCO	Sell	132,400,000	1,469,446	3/18/11	—	(110,119)
Chilean Peso	JPHQ	Buy	670,400,000	1,298,973	3/21/11	22,382	—
Japanese Yen	BOFA	Sell	125,158,380	1,390,880	3/22/11	—	(102,388)
New Israeli Shekel	MSCO	Buy	31,916,650	8,500,000	3/29/11	—	(161,337)
Chilean Peso	DBAB	Buy	1,107,150,000	2,105,649	3/31/11	75,059	—
Chilean Peso	DBAB	Buy	1,176,260,000	2,240,495	4/04/11	75,707	—
Euro	UBSW	Sell	3,955,000	5,342,810	4/07/11	330,957	—
Euro	HSBK	Sell	7,909,000	10,688,460	4/07/11	666,022	—
Euro	DBAB	Sell	6,591,000	8,906,616	4/07/11	554,374	—
Indian Rupee	DBAB	Buy	110,524,000	2,435,254	4/11/11	—	(149,226)
Indian Rupee	DBAB	Buy	237,003,000	5,221,481	4/12/11	—	(319,920)
Euro	UBSW	Sell	3,144,000	4,235,282	4/13/11	251,185	—
Indian Rupee	JPHQ	Buy	159,192,000	3,517,278	4/13/11	—	(225,296)
Euro	HSBK	Sell	4,695,000	6,409,332	4/14/11	459,808	—
Indian Rupee	JPHQ	Buy	156,262,000	3,452,541	4/15/11	—	(221,810)

20 | Annual Report

Templeton Global Income Fund

Statement of Investments, August 31, 2010 *(continued)*

Currency	Counterparty	Type	Quantity	Contract Amount*	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
Indian Rupee	JPHQ	Buy	78,058,000	1,717,448	4/19/11	$ —	$ (104,251)
Indian Rupee	DBAB	Buy	54,789,000	1,206,806	4/19/11	—	(74,502)
Malaysian Ringgit . . .	JPHQ	Buy	5,072,841	1,554,656	4/19/11	32,914	—
Japanese Yen	UBSW	Sell	146,100,000	1,593,204	4/20/11	—	(150,744)
Japanese Yen	CITI	Sell	146,000,000	1,592,956	4/20/11	—	(149,798)
Malaysian Ringgit . . .	JPHQ	Buy	14,535,000	4,475,751	4/22/11	72,264	—
Indian Rupee	DBAB	Buy	110,998,000	2,450,828	4/26/11	—	(158,512)
Indian Rupee	JPHQ	Buy	15,835,000	349,404	4/27/11	—	(22,415)
Indian Rupee	DBAB	Buy	507,510,181	11,200,843	4/28/11	—	(721,951)
Indian Rupee	JPHQ	Buy	78,563,000	1,733,517	4/28/11	—	(111,376)
Indian Rupee	JPHQ	Buy	78,640,000	1,735,982	4/29/11	—	(112,417)
Swedish Krona	BOFA	Buy	29,978,900	3,116,958 EUR	4/29/11	89,014	—
Chilean Peso	DBAB	Buy	730,900,000	1,376,460	5/10/11	59,268	—
Japanese Yen	CITI	Sell	304,465,000	3,418,125	5/10/11	—	(217,361)
Japanese Yen	UBSW	Sell	304,315,000	3,418,117	5/10/11	—	(215,577)
Japanese Yen	DBAB	Sell	203,561,000	2,278,753	5/10/11	—	(151,881)
Chilean Peso	DBAB	Buy	2,278,980,000	4,218,380	5/19/11	255,559	—
Indian Rupee	DBAB	Buy	150,389,000	3,164,752	6/01/11	—	(70,151)
Indian Rupee	HSBK	Buy	173,786,000	3,610,536	6/03/11	—	(35,121)
Indian Rupee	DBAB	Buy	110,774,000	2,291,560	6/07/11	—	(13,340)
Poland Zloty	CITI	Buy	5,203,000	1,247,722 EUR	6/07/11	37,329	—
Poland Zloty	DBAB	Buy	26,670,000	6,391,851 EUR	6/07/11	196,197	—
Indian Rupee	HSBK	Buy	29,570,000	620,827	6/08/11	—	(12,733)
Indian Rupee	DBAB	Buy	29,990,000	623,882	6/10/11	—	(7,260)
Indian Rupee	HSBK	Buy	74,630,000	1,552,786	6/13/11	—	(18,732)
Indian Rupee	DBAB	Buy	75,068,000	1,574,743	6/16/11	—	(32,096)
Indian Rupee	DBAB	Buy	68,380,000	1,436,253	6/20/11	—	(31,541)
Swedish Krona	UBSW	Buy	87,325,000	9,092,345 EUR	6/29/11	223,780	—
Swedish Krona	UBSW	Buy	45,098,000	4,764,108 EUR	7/15/11	26,126	—
Indian Rupee	CITI	Buy	16,598,000	343,857	7/18/11	—	(3,732)
Malaysian Ringgit . . .	DBAB	Buy	9,759,000	2,366,707 EUR	7/18/11	41,322	—
Malaysian Ringgit . . .	DBAB	Buy	61,396,000	18,946,459	7/18/11	179,127	—
Indian Rupee	JPHQ	Buy	16,598,000	343,289	7/20/11	—	(3,223)
Malaysian Ringgit . . .	DBAB	Buy	11,019,000	2,626,435 EUR	7/20/11	104,426	—
Malaysian Ringgit . . .	DBAB	Buy	96,842,000	29,780,129	7/20/11	384,490	—
Malaysian Ringgit . . .	DBAB	Buy	14,167,000	3,376,174 EUR	7/25/11	134,015	—
Malaysian Ringgit . . .	DBAB	Buy	117,760,000	36,205,995	7/25/11	465,654	—
Malaysian Ringgit . . .	JPHQ	Buy	14,167,000	3,390,776 EUR	7/27/11	115,111	—
Malaysian Ringgit . . .	JPHQ	Buy	123,816,000	38,148,878	7/27/11	405,068	—
Swedish Krona	DBAB	Buy	45,098,000	4,758,830 EUR	7/27/11	30,802	—
Malaysian Ringgit . . .	HSBK	Buy	1,687,000	520,005	7/29/11	5,246	—
Malaysian Ringgit . . .	HSBK	Buy	3,400,000	1,057,510	8/08/11	592	—
Japanese Yen	UBSW	Sell	619,237,000	7,287,113	8/18/11	—	(121,195)
Japanese Yen	JPHQ	Sell	307,706,000	3,602,271	8/18/11	—	(79,002)
Japanese Yen	DBAB	Sell	380,000,000	4,471,904	8/18/11	—	(74,267)
Japanese Yen	HSBK	Sell	306,279,000	3,603,834	8/19/11	—	(60,441)
Japanese Yen	BZWS	Sell	307,053,000	3,614,685	8/22/11	—	(59,070)
Japanese Yen	DBAB	Sell	307,444,000	3,623,810	8/22/11	—	(54,623)
Japanese Yen	MSCO	Sell	245,000,000	2,884,253	8/22/11	—	(47,064)

Annual Report | 21

Templeton Global Income Fund

Statement of Investments, August 31, 2010 *(continued)*

Currency	Counterparty	Type	Quantity	Contract Amount*	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
Norwegian Krone . . .	UBSW	Buy	44,332,000	5,496,838 EUR	8/22/11	$ —	$ (60,902)
Japanese Yen	FBCO	Sell	608,984,000	7,164,518	8/23/11	—	(121,854)
Japanese Yen	CITI	Sell	613,483,000	7,234,213	8/23/11	—	(105,990)
Japanese Yen	DBAB	Sell	303,441,000	3,584,146	8/23/11	—	(46,464)
Norwegian Krone . . .	UBSW	Buy	44,332,000	5,501,955 EUR	8/23/11	—	(67,730)
Indian Rupee	HSBK	Buy	115,936,000	2,400,381	8/24/11	—	(32,353)
Indian Rupee	DBAB	Buy	100,473,000	2,076,747	8/24/11	—	(24,555)
Japanese Yen	JPHQ	Sell	612,179,000	7,214,838	8/24/11	—	(109,907)
Japanese Yen	BZWS	Sell	610,141,000	7,209,001	8/24/11	—	(91,360)
Euro	BZWS	Sell	1,331,300	1,684,760	8/25/11	—	(1,991)
Japanese Yen	DBAB	Sell	509,728,000	6,005,595	8/25/11	—	(93,441)
Japanese Yen	BZWS	Sell	250,749,000	2,954,855	8/25/11	—	(45,426)
Norwegian Krone . . .	BZWS	Buy	44,332,000	5,516,812 EUR	8/25/11	—	(87,244)
Swedish Krona	DBAB	Buy	28,384,373	3,005,514 EUR	8/25/11	3,229	—
Euro	UBSW	Sell	8,685,912	10,991,327	8/26/11	—	(13,671)
Japanese Yen	JPHQ	Sell	450,908,000	5,325,238	8/26/11	—	(70,108)
Japanese Yen	UBSW	Sell	696,345,000	8,295,450	8/26/11	—	(36,676)
Japanese Yen	HSBK	Sell	1,960,549,000	23,453,423	8/26/11	—	(5,557)
Swedish Krona	UBSW	Buy	91,000,000	9,568,774 EUR	8/26/11	94,740	—
Euro	JPHQ	Sell	3,821,732	4,824,937	8/29/11	—	(17,160)
Japanese Yen	BZWS	Sell	726,500,000	8,628,881	8/30/11	—	(64,760)
Indian Rupee	DBAB	Buy	71,050,000	1,459,832	9/01/11	—	(9,634)
Japanese Yen	JPHQ	Sell	304,127,000	3,584,712	9/01/11	—	(54,759)
Indian Rupee	DBAB	Buy	225,000,000	4,606,880	9/27/11	—	(24,887)

At August 31, 2010, the Fund had the following financial futures contracts outstanding. See Note 1(d).

22 | The accompanying notes are an integral part of these financial statements. | Annual Report

Annual Report | The accompanying notes are an integral part of these financial statements. | 23

24 | The accompanying notes are an integral part of these financial statements. | Annual Report

Annual Report | The accompanying notes are an integral part of these financial statements. | 25

Templeton Global Income Fund

Notes to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Templeton Global Income Fund (Fund) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as a closed-end investment company.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund values its investments in securities and other assets and liabilities carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Under procedures approved by the Fund’s Board of Trustees, the Fund may utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Debt securities generally trade in the over-the-counter market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the date that the values of the foreign debt securities are determined. Investments in open-end mutual funds are valued at the closing net asset value.

Certain derivative financial instruments trade in the over-the-counter market. The Fund’s pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund’s net benefit or obligation under the derivative contract, as measured by the fair market value of the contract, is included in net assets.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments.

26 | Annual Report

Templeton Global Income Fund

Notes to Financial Statements (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
a.	Financial Instrument Valuation (continued)

Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed.

Trading in securities on foreign exchanges and over-the-counter markets may be completed before the daily close of business on the NYSE. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the investment manager monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depository Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Fund’s Board of Trustees.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

Annual Report | 27

Templeton Global Income Fund

Notes to Financial Statements (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
c.	Securities Purchased on a Delayed Delivery Basis

The Fund may purchase securities on a delayed delivery basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of holding the securities, it may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

d. Derivative Financial Instruments

The Fund invests in derivative financial instruments (derivatives) in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives may contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown on the Statement of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

The Fund enters into financial futures contracts primarily to manage interest rate risk. A futures contract is an agreement between the Fund and a counterparty to buy or sell a security for a specific price on a future date. Required initial margin deposits of cash or securities are pledged or received by the Fund. Subsequent payments, known as variation margin, are made or received by the Fund, depending on fluctuations in the value of the underlying security. Such variation margin is accounted for as unrealized appreciation or depreciation until the contract is closed, at which time the gains or losses are realized.

The Fund enters into forward exchange contracts primarily to manage and/or gain exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency for a specific exchange rate on a future date. Pursuant to the terms of the forward exchange contracts, cash or securities may be required to be deposited as collateral. Unrestricted cash may be invested according to the Fund’s investment objectives.

The Fund enters into interest rate swap contracts primarily to manage interest rate risk. An interest rate swap is an agreement between the Fund and a counterparty to exchange cash flows based on the difference between two interest rates, applied to a notional principal amount. Over the term of the contract, contractually required payments to be paid and to be received are accrued daily and recorded as unrealized depreciation and appreciation until the payments are made, at which time they are realized. Pursuant to the terms of the interest rate swap contract,

28 | Annual Report

Templeton Global Income Fund

Notes to Financial Statements (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
d.	Derivative Financial Instruments (continued)

cash or securities may be required to be deposited as collateral. Unrestricted cash may be invested according to the Fund’s investment objectives.

See Note 10 regarding other derivative information.

e. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains. As a result, no provision for U.S. federal income taxes is required. The Fund files U.S. income tax returns as well as tax returns in certain other jurisdictions. The Fund recognizes in its financial statements the effects including penalties and interest, if any, of a tax position taken on a tax return (or expected to be taken) when it’s more likely than not (a greater than 50% probability), based on the technical merits, that the tax position will be sustained upon examination by the tax authorities. As of August 31, 2010, and for all open tax years, the Fund has determined that no provision for income tax is required in the Fund’s financial statements. Open tax years are those that remain subject to examination and are based on each tax jurisdiction statute of limitation. The Fund is not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax effects will significantly change in the next twelve months.

Foreign securities held by the Fund may be subject to foreign taxation on income received. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. The Fund may be subject to a tax imposed on net realized gains on securities of certain foreign countries. The Fund records an estimated deferred tax liability for net unrealized gains on these securities in an amount that would be payable if the securities were disposed of on the valuation date.

f. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Annual Report | 29

Templeton Global Income Fund

Notes to Financial Statements (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
f.	Security Transactions, Investment Income, Expenses and Distributions (continued)

Inflation-indexed bonds provide an inflation hedge through periodic increases or decreases in the security’s interest accruals and principal redemption value, by amounts corresponding to the current rate of inflation. Any such adjustments, including adjustments to principal redemption value, are recorded as interest income.

g. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

h. Guarantees and Indemnifications

Under the Fund’s organizational documents, its officers and trustees are indemnified by the Fund against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At August 31, 2010, there were an unlimited number of shares authorized (without par value).

Transactions in the Fund’s shares were as follows:

The Fund’s Board of Trustees previously authorized an open-market share repurchase program pursuant to which the Fund may purchase, from time to time, Fund shares in open-market transactions, at the discretion of management. This authorization remains in effect. Through August 31, 2010, the Fund had repurchased a total of 11,210,400 shares. During the years ended August 31, 2010 and August 31, 2009, there were no shares repurchased.

30 | Annual Report

Templeton Global Income Fund

Notes to Financial Statements (continued)

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager

a. Management Fees

The Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

b. Administrative Fees

The Fund pays an administrative fee to FT Services based on the Fund’s average daily net assets as follows:

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended August 31, 2010, the custodian fees were reduced as noted in the Statement of Operations.

Annual Report | 31

Templeton Global Income Fund

Notes to Financial Statements (continued)

5. INCOME TAXES

During the year ended August 31, 2010, the Fund utilized $23,202,260 of capital loss carryforwards.

The tax character of distributions paid during the years ended August 31, 2010 and 2009, was as follows:

At August 31, 2010, the cost of investments, net unrealized appreciation (depreciation), undistributed ordinary income and undistributed capital gains for income tax purposes were as follows:

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, bond discounts and premiums, swaps, tax straddles, and inflation related adjustments on foreign securities.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, financial futures transactions, bond discounts and premiums, swaps, tax straddles.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the year ended August 31, 2010, aggregated $181,236,008 and $262,176,823, respectively.

32 | Annual Report

Templeton Global Income Fund

Notes to Financial Statements (continued)

7. INVESTMENTS IN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Fund may invest in the Institutional Fiduciary Trust Money Market Portfolio (Sweep Money Fund), an open-end investment company managed by Advisers. Pursuant to a SEC exemptive order specific to the Fund’s investment in the Sweep Money Fund, management fees paid by the Fund are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management and administrative fees paid by the Sweep Money Fund.

8. CREDIT RISK

At August 31, 2010, the Fund had 17.78% of its portfolio invested in high yield or other securities rated below investment grade. These securities may be more sensitive to economic conditions causing greater price volatility and are potentially subject to a greater risk of loss due to default than higher rated securities.

9. CONCENTRATION OF RISK

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

10. OTHER DERIVATIVE INFORMATION

At August 31, 2010, the Fund has invested in derivative contracts which are reflected on the Statement of Assets and Liabilities as follows:

aIncludes cumulative appreciation (depreciation) of futures contracts as reported in the Statement on Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

Annual Report | 33

Templeton Global Income Fund

Notes to Financial Statements (continued)

10. OTHER DERIVATIVE INFORMATION (continued)

For the year ended August 31, 2010, the effect of derivative contracts on the Fund’s Statement of Operations was as follows:

aRepresents the average notional amount for other derivative contracts outstanding during the period. For derivative contracts denominated in foreign currencies, notional amounts are converted into U.S. dollars.

See Note 1(d) regarding derivative financial instruments.

11. FAIR VALUE MEASUREMENTS

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s investments and are summarized in the following fair value hierarchy:

  Level 1 – quoted prices in active markets for identical securities

  Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speed, credit risk, etc.)

  Level 3 – significant unobservable inputs (including the Fund’s own assumptions in deter- mining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

34 | Annual Report

Templeton Global Income Fund

Notes to Financial Statements (continued)

11. FAIR VALUE MEASUREMENTS (continued)

The following is a summary of the inputs used as of August 31, 2010, in valuing the Fund’s assets and liabilities carried at fair value:

12. SUBSEQUENT EVENTS

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

Annual Report | 35

Templeton Global Income Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Templeton Global Income Fund

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Templeton Global Income Fund (the “Fund”) at August 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP San Francisco, California October 21, 2010

36 | Annual Report

Templeton Global Income Fund

Tax Designation (unaudited)

At August 31, 2010, more than 50% of the Templeton Global Income Fund’s total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from income paid to the Fund on these investments. As shown in the table below, the Fund designates to shareholders the foreign source income and foreign taxes paid pursuant to Section 853 of the Internal Revenue Code (Code). This designation will allow shareholders of record on August 19, 2010, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

The following table provides a detailed analysis of foreign tax paid, and foreign source income as designated by the Fund to shareholders of record.

Foreign Tax Paid Per Share (Column 1) is the amount per share available to you, as a tax credit (assuming you held your shares in the Fund for a minimum of 16 days during the 31-day period beginning 15 days before the ex-dividend date of the Fund’s distribution to which the foreign taxes relate), or, as a tax deduction.

Foreign Source Income Per Share (Column 2) is the amount per share of income dividends paid to you that is attributable to foreign securities held by the Fund, plus any foreign taxes withheld on these dividends. The amounts reported include foreign source qualified dividends that have not been adjusted for the rate differential applicable to such dividend income.1

Foreign Qualified Dividends Per Share (Column 3) is the amount per share of foreign source qualified dividends the Fund paid to you, plus any foreign taxes withheld on these dividends. These amounts represent the portion of the Foreign Source Income reported to you in column 2 that were derived from qualified foreign securities held by the Fund.1

In January 2011, shareholders will receive Form 1099-DIV which will include their share of taxes paid and foreign source income distributed during the calendar year 2010. The Foreign Source Income reported on Form 1099-DIV has not been adjusted for the rate differential on foreign source qualified dividend income. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their 2010 individual income tax returns.

1Qualified dividends are taxed at reduced long term capital gain tax rates. In determining the amount of foreign tax credit that may be applied against the U.S. tax liability of individuals receiving foreign source qualified dividends, adjustments may be required to the foreign tax credit limitation calculation to reflect the rate differential applicable to such dividend income. The rules however permit certain individuals to elect not to apply the rate differential adjustments for capital gains and/or dividends for any taxable year. Please consult your tax advisor and the instructions to Form 1116 for more information.

Annual Report | 37

Templeton Global Income Fund

Annual Meeting of Shareholders, February 26, 2010 (unaudited)

The Annual Meeting of Shareholders of the Fund was held at the Fund's offices, 500 E. Broward Boulevard, Fort Lauderdale, Florida, on February 26, 2010. The purpose of the meeting was to elect five Trustees of the Fund and to ratify the selection of PricewaterhouseCoopers LLP as the independent registered public accounting firm of the Fund for the fiscal year ending August 31, 2010. At the meeting, the following persons were elected by the shareholders to serve as Trustees of the Fund: Frank J. Crothers, Larry D. Thompson, Charles B. Johnson, Gregory E. Johnson and J. Michael Luttig.* Shareholders also ratified the selection of PricewaterhouseCoopers LLP as the independent registered public accounting firm for the Fund for the fiscal year ending August 31, 2010. No other business was transacted at the meeting.

The results of the voting at the Annual Meeting are as follows:

1. The election of five Trustees:

Term Expiring 2013	For	% of Outstanding Shares	% of Shares Present and Voting	Withheld	% of Outstanding Shares	% of Shares Present and Voting
Frank J. Crothers	115,441,986	87.92%	97.73%	2,676,835	2.04%	2.27%
Larry D. Thompson	115,482,650	87.96%	97.77%	2,636,171	2.01%	2.23%
Charles B. Johnson	114,845,143	87.47%	97.23%	3,273,678	2.49%	2.77%
Gregory E. Johnson	115,118,562	87.68%	97.46%	3,000,259	2.29%	2.54%
Term Expiring 2011						
J. Michael Luttig	115,520,119	87.98%	97.80%	2,598,702	1.98%	2.20%

2. The ratification of the selection of PricewaterhouseCoopers LLP as the independent registered public accounting firm of the Fund for the fiscal year ending August 31, 2010:

	Shares Voted	% of Outstanding Shares	% of Voted Shares
For	115,917,746	88.29%	98.14%
Against	1,091,817	0.83%	0.92%
Abstain	1,109,257	0.84%	0.94%
Total	118,118,820	89.96%	100.00%

*Harris J. Ashton, Ann Torre Bates, David W. Niemiec, Robert E. Wade, Edith E. Holiday, Frank A. Olson and Constantine D. Tseretopoulos are Trustees of the Fund who are currently serving and whose terms of office continued after the Annual Meeting of Shareholders.

38 | Annual Report

Templeton Global Income Fund

Dividend Reinvestment and Cash Purchase Plan

The Fund offers a Dividend Reinvestment and Cash Purchase Plan (the “Plan”) with the following features:

Shareholders must affirmatively elect to participate in the Plan. If you decide to use this service, share dividends and capital gains distributions will be reinvested automatically in shares of the Fund for your account. BNY Mellon Shareowner Services, P.O. Box 358015, Pittsburgh, PA, 15252-8015, will provide additional Plan information upon request.

Whenever the Fund declares dividends in either cash or shares of the Fund, if the market price is equal to or exceeds net asset value at the valuation date, the participant will receive the dividends entirely in new shares at a price equal to the net asset value, but not less than 95% of the then current market price of the Fund’s shares. If the market price is lower than net asset value or if dividends and/or capital gains distributions are payable only in cash, the participant will receive shares purchased on the New York Stock Exchange or otherwise on the open market.

A participant has the option of submitting additional cash payments to the Plan Administrator, in any amounts of at least $100, up to a maximum of $5,000 per month, for the purchase of Fund shares for his or her account. These payments can be made by check or money order payable to The Bank of New York Mellon (the “Plan Administrator”) and sent to BNY Mellon Shareowner Services, P.O. Box 382009, Pittsburgh, PA, 15252-8009, Attention: Templeton Global Income Fund. The Plan Administrator will apply such payments (less a $5.00 service charge and less a pro rata share of trading fees) to purchases of Fund shares on the open market.

The automatic reinvestment of dividends and/or capital gains does not relieve the participant of any income tax that may be payable on dividends or distributions.

Whenever shares are purchased on the New York Stock Exchange or otherwise on the open market, each participant will pay a pro rata portion of trading fees. Trading fees will be deducted from amounts to be invested. The Plan Administrator’s fee for a sale of shares through the Plan is $15.00 per transaction plus a $0.12 per share trading fee.

A participant may withdraw from the Plan without penalty at any time by written notice to the Plan Administrator sent to BNY Mellon Shareowner Services, P. O. Box 358015, Pittsburgh, PA, 15252-8015. Upon withdrawal, the participant will receive, without charge, share certificates issued in the participant’s name for all full shares held by the Plan Administrator; or, if the participant wishes, the Plan Administrator will sell the participant’s shares and send the proceeds to the participant, less a service charge of $15.00 and less trading fees of $0.12 per share. The Plan Administrator will convert any fractional shares held at the time of withdrawal to cash at current market price and send a check to the participant for the net proceeds.

Annual Report | 39

Templeton Global Income Fund

Transfer Agent BNY Mellon Shareowner Services P.O. Box 358015 Pittsburgh, PA 15252-8015 1-800-416-5585 www.bnymellon.com

Direct Deposit Service for Registered Shareholders

Cash distributions can now be electronically credited to a checking or savings account at any financial institution that participates in the Automated Clearing House (“ACH”) system. The Direct Deposit service is provided for registered shareholders at no charge. To enroll in the service, access your account online by going to http://vault.bnymellon.com/isd or dial 1-800-416-5585 (toll free) and follow the instructions. Direct Deposit will begin with the next scheduled distribution payment date following enrollment in the service.

Direct Registration

If you are a registered shareholder of the Fund, purchases of shares of the Fund can be electronically credited to your Fund account at BNY Mellon Shareowner Services through Direct Registration. This service provides shareholders with a convenient way to keep track of shares through book-entry transactions, electronically move book-entry shares between broker-dealers, transfer agents and DRS eligible issuers, and eliminate the possibility of lost certificates. For additional information, please contact BNY Mellon Shareowner Services at 1-800-416-5585.

Shareholder Information

Shares of Templeton Global Income Fund are traded on the New York Stock Exchange under the symbol “GIM.” Information about the net asset value and the market price is published each Monday in the Wall Street Journal, weekly in Barron’s and each Saturday in The New York Times and other newspapers. Daily market prices for the Fund’s shares are published in the “New York Stock Exchange Composite Transactions” section of newspapers.

For current information about distributions and shareholder accounts, call 1-800-416-5585. Registered shareholders can access their Fund account on-line with Investor ServiceDirect®. For information go to BNY Mellon Shareowner Services’ web site at https://vault.bnymellon.com/isd and follow the instructions.

40 | Annual Report

Templeton Global Income Fund

The daily closing net asset value as of the previous business day may be obtained when available by calling Franklin Templeton Fund Information after 7 a.m. Pacific time any business day at 1-800/DIAL BEN® (1-800/342-5236). The Fund’s net asset value and dividends are also listed on the NASDAQ Stock Market, Inc.’s Mutual Fund Quotation Service (“NASDAQ MFQS”).

Shareholders not receiving copies of reports to shareholders because their shares are registered in the name of a broker or a custodian can request that they be added to the Fund’s mailing list by writing Templeton Global Income Fund, 100 Fountain Parkway, P.O. Box 33030, St. Petersburg, FL 33733-8030.

Annual Report | 41

Templeton Global Income Fund

Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Fund, principal occupations during the past five years and number of U.S. registered portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Generally, each board member serves a three-year term that continues until that person’s successor is elected and qualified.

Principal Occupation During Past 5 Years:

Director of various companies; and formerly, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

Principal Occupation During Past 5 Years:

Independent strategic and financial consultant; and formerly, Executive Vice President and Chief Financial Officer, NHP Incorporated (manager of multifamily housing) (1995-1997); and Vice President and Treasurer, US Airways, Inc. (until 1995).

Principal Occupation During Past 5 Years:

Director and Vice Chairman, Caribbean Utilities Company, Ltd.; director of various other private business and nonprofit organizations; and formerly, Chairman, Atlantic Equipment and Power Ltd. (1977-2003).

Principal Occupation During Past 5 Years:

Director or Trustee of various companies and trusts; and formerly, Assistant to the President of the United States and Secretary of the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and Assistant Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988-1989).

42 | Annual Report

Principal Occupation During Past 5 Years:

Executive Vice President, General Counsel and member of Executive Council, The Boeing Company; and formerly, Federal Appeals Court Judge, U.S. Court of Appeals for the Fourth Circuit (1991-2006).

Principal Occupation During Past 5 Years:

Advisor, Saratoga Partners (private equity fund); and formerly, Managing Director, Saratoga Partners (1998-2001) and SBC Warburg Dillon Read (investment banking) (1997-1998); Vice Chairman, Dillon, Read & Co. Inc. (investment banking) (1991-1997); and Chief Financial Officer, Dillon, Read & Co. Inc. (1982-1997).

Principal Occupation During Past 5 Years:

Chairman Emeritus, The Hertz Corporation (car rental) (since 2000) (Chairman of the Board (1980-2000) and Chief Executive Officer (1977-1999)); and formerly, Chairman of the Board, President and Chief Executive Officer, UAL Corporation (airlines).

Principal Occupation During Past 5 Years:

Senior Vice President – Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (consumer products); and formerly, Director, Delta Airlines (aviation) (2003-2005) and Providian Financial Corp. (credit card provider) (1997-2001); Senior Fellow of The Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney General, U.S. Department of Justice (2001-2003).

Principal Occupation During Past 5 Years:

Physician, Chief of Staff, owner and operator of the Lyford Cay Hospital (1987-present); director of various nonprofit organizations; and formerly, Cardiology Fellow, University of Maryland (1985-1987) and Internal Medicine Resident, Greater Baltimore Medical Center (1982-1985).

Annual Report | 43

Principal Occupation During Past 5 Years:

Chairman of the Board, Member – Office of the Chairman and Director, Franklin Resources, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 41 of the investment companies in Franklin Templeton Investments.

Principal Occupation During Past 5 Years:

Director, President and Chief Executive Officer, Franklin Resources, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 33 of the investment companies in Franklin Templeton Investments.

Principal Occupation During Past 5 Years:

Director, Global Compliance, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments; and formerly, Director of Compliance, Franklin Resources, Inc. (1994-2001).

Principal Occupation During Past 5 Years:

Senior Vice President, Franklin Templeton Services, LLC; officer of 45 of the investment companies in Franklin Templeton Investments; and formerly, Director and member of Audit and Valuation Committees, Runkel Funds, Inc. (2003-2004); Assistant Treasurer of most of the investment companies in Franklin Templeton Investments (1997-2003); and Vice President, Franklin Templeton Services, LLC (1997-2003).

Principal Occupation During Past 5 Years:

Associate General Counsel, Franklin Templeton Investments; officer of 45 of the investment companies in Franklin Templeton Investments; and formerly, Litigation Associate, Steefel, Levitt & Weiss, LLP (2000-2004).

44 | Annual Report

Principal Occupation During Past 5 Years:

Senior Associate General Counsel, Franklin Templeton Investments: and officer and/or director, as the case maybe, of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments.

Principal Occupation During Past 5 Years:

Senior Associate General Counsel, Franklin Templeton Investments; Vice President, Franklin Templeton Distributors, Inc.; and officer of 45 of the investment companies in Franklin Templeton Investments.

Principal Occupation During Past 5 Years:

Vice Chairman, Member – Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 25 of the investment companies in Franklin Templeton Investments.

Principal Occupation During Past 5 Years:

Director and Executive Vice President, Franklin Advisers, Inc.; Executive Vice President, Franklin Templeton Institutional, LLC; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 22 of the investment companies in Franklin Templeton Investments.

Principal Occupation During Past 5 Years:

Director, Global Fund Accounting Operations, Franklin Templeton Investments; and officer of 14 of the investment companies in Franklin Templeton Investments.

Principal Occupation During Past 5 Years:

Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and Secretary, Templeton Investment Counsel, LLC; Vice President, Secretary and Trust Officer, Fiduciary Trust International of the South; and officer of 45 of the investment companies in Franklin Templeton Investments.

Annual Report | 45

Principal Occupation During Past 5 Years:

Senior Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin Templeton Investments.

Principal Occupation During Past 5 Years:

General Counsel and Executive Vice President, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments; and formerly, Partner, Shearman & Sterling, LLP (2004-2005); and General Counsel, Investment Company Institute (ICI) (1997-2004).

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.

**Charles B. Johnson is considered to be interested person of the Fund under the federal securities laws due to his position as officer and director and major shareholder of Franklin Resources, Inc. (Resources), which is the parent company of the Fund’s investment manager. Gregory E. Johnson is considered to be interested person of the Fund under the federal securities laws due to his position as officer and director Resources.

Note 1: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers and the father and uncle, respectively, of Gregory E. Johnson.

Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

The Sarbanes-Oxley Act of 2002 and Rules adopted by the U.S. Securities and Exchange Commission require the Fund to disclose whether the Fund’s Audit Committee includes at least one member who is an audit committee financial expert within the meaning of such Act and Rules. The Fund’s Board has determined that there is at least one such financial expert on the Audit Committee and has designated each of Ann Torre Bates and David W. Niemiec as an audit committee financial expert. The Board believes that Ms. Bates and Mr. Niemiec qualify as such an expert in view of their extensive business background and experience. Ms. Bates has served as a member of the Fund Audit Committee since 2008. She currently serves as a director of SLM Corporation and Ares Capital Corporation and was formerly a director of Allied Capital Corporation from 2003 to 2010, Executive Vice President and Chief Financial Officer of NHP Incorporated and Vice President and Treasurer of US Airways, Inc. Mr. Niemiec has served as a member of the Fund Audit Committee since 2005, currently serves as an Advisor to Saratoga Partners and was formerly its Managing Director from 1998 to 2001. Mr. Niemiec is formerly a director of Emeritus Corporation from 1999 to 2010 and OSI Pharmaceuticals, Inc. from 2006 to 2010, Managing Director of SBC Warburg Dillon Read from 1997 to 1998, and was Vice Chairman from 1991 to 1997 and Chief Financial Officer from 1982 to 1997 of Dillon, Read & Co. Inc. As a result of such background and experience, the Board believes that Ms. Bates and Mr. Niemiec have each acquired an understanding of generally accepted accounting principles and financial statements, the general application of such principles in connection with the accounting estimates, accruals and reserves, and analyzing and evaluating financial statements that present a breadth and level of complexity of accounting issues generally comparable to those of the Fund, as well as an understanding of internal controls and procedures for financial reporting and an understanding of audit committee functions. Ms. Bates and Mr. Niemiec are independent Board members as that term is defined under the applicable U.S. Securities and Exchange Commission Rules and Releases or the listing standards applicable to the Fund.

46 | Annual Report

Templeton Global Income Fund

Shareholder Information

Board Review of Investment Management Agreement

At a meeting held May 18, 2010, the Board of Trustees (Board), including a majority of non-interested or independent Trustees, approved renewal of the investment management agreement for the Fund. In reaching this decision, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal review process. Information furnished and discussed throughout the year included investment performance reports and related financial information for the Fund, as well as periodic reports on shareholder services, legal, compliance, pricing, brokerage commissions and execution and other services provided by the Investment Manager (Manager) and its affiliates. Information furnished specifically in connection with the renewal process included a report for the Fund prepared by Lipper, Inc. (Lipper), an independent organization, as well as additional material, including a Fund profitability analysis report prepared by management. The Lipper report compared the Fund’s investment performance and expenses with those of other funds deemed comparable to the Fund as selected by Lipper. The Fund profitability analysis report discussed the profitability to Franklin Templeton Investments from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Included with such profitability analysis report was information on a fund-by-fund basis listing portfolio managers and other accounts they manage, as well as information on management fees charged by the Manager and its affiliates to U.S. funds and other accounts, including management’s explanation of differences where relevant and a three-year expense analysis with an explanation for any increase in expense ratios. Additional material accompanying such report was a memorandum prepared by management describing project initiatives and capital investments relating to the services provided to the Fund by the Franklin Templeton Investments organization, as well as a memorandum relating to economies of scale.

In considering such materials, the independent Trustees received assistance and advice from and met separately with independent counsel. In approving continuance of the investment management agreement for the Fund, the Board, including a majority of independent Trustees, determined that the existing management fee structure was fair and reasonable and that continuance of the investment management agreement was in the best interests of the Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board’s decision.

NATURE, EXTENT AND QUALITY OF SERVICES. The Board was satisfied with the nature and quality of the overall services provided by the Manager and its affiliates to the Fund and its shareholders. In addition to investment performance and expenses discussed later, the Board’s opinion was based, in part, upon periodic reports furnished it showing that the investment policies and restrictions for the Fund were consistently complied with as well as other reports periodically furnished the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics adopted throughout the Franklin Templeton fund complex, the adherence to fair value pricing procedures established by the Board, and the accuracy of net asset value calculations. Favorable consideration was given to management’s continuous efforts and expenditures in establishing back-up systems and recovery procedures to function in the

Annual Report | 47

Templeton Global Income Fund

Shareholder Information (continued)

Board Review of Investment Management Agreement (continued)

event of a natural disaster, it being noted that such systems and procedures had functioned smoothly during the Florida hurricanes and blackouts experienced in recent years. Consideration was also given to the experience of the Fund’s portfolio management team, the number of accounts managed and general method of compensation. In this latter respect, the Board noted that a primary factor in management’s determination of a portfolio manager’s bonus compensation was the relative investment performance of the funds he or she managed and that a portion of such bonus was required to be invested in a predesignated list of funds within such person’s fund management area so as to be aligned with the interests of Fund shareholders. Particular attention was given to management’s conservative approach and diligent risk management procedures, including continuous monitoring of counterparty credit risk and attention given to derivatives and other complex instruments. The Board also took into account, among other things, the strong financial position of the Manager’s parent company and its commitment to the fund business as evidenced by its subsidization of money market funds. The Board also noted management’s efforts to minimize any negative impact on the nature and quality of services provided the Fund arising from Franklin Templeton Investments’ implementation of a hiring freeze and employee reductions in response to market conditions during the latter part of 2008 and early 2009.

INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of the Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings during the year, particular attention in assessing performance was given to the Lipper reports furnished for the agreement renewal. The Lipper report for the Fund showed its investment performance for the one-year period ended February 28, 2010, as well as the previous 10 years ended that date in respect to a performance universe consisting of the Fund and all closed-end non-leveraged global income funds as selected by Lipper consisting of five funds during the one-year period, four funds during the three-year period, and two funds during the five- and 10-year periods. Such report considered both the Fund’s income return and total return on a net asset value basis without regard to market discounts or premiums to accurately reflect investment performance. The Lipper report showed the Fund’s income return for the one-year period to be the lowest within its Lipper performance universe, but on an annualized basis to be the highest within such universe for the previous three- and five-year periods, and the lowest within such universe for the previous 10-year period. The Lipper report showed the Fund’s total return to be at the median of such performance universe for the one-year period, and, on an annualized basis, to be the highest within such universe for each of the previous three-, five- and 10-year periods. The Board found such comparative performance to be acceptable, noting that the Fund’s actual income return and total return for the one-year period as shown in the Lipper report were 5.88% and 31.86%, respectively.

COMPARATIVE EXPENSES. Consideration was given to a comparative analysis of the management fee and total expense ratio of the Fund compared with an expense group consisting of the Fund and three other closed-end funds as selected by Lipper. Lipper expense data is based upon information taken from each fund’s most recent annual report, which reflects historical asset levels

48 | Annual Report

Templeton Global Income Fund

Shareholder Information (continued)

Board Review of Investment Management Agreement (continued)

that may be quite different from those currently existing, particularly in a period of market volatility. While recognizing such inherent limitation and the fact that expense ratios generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by Lipper to be an appropriate measure of comparative expenses. In reviewing comparative costs, Lipper provides information on each Fund’s contractual investment management fee rate in comparison with the contractual investment management fee rate that would have been charged by the other funds within the Lipper expense group assuming they were similar in size to the Fund, as well as the actual total expense rate of the Fund in comparison with those of the other funds. The Lipper contractual investment management fee analysis considers administrative fees to be part of management fees and the results of such expense comparison showed both the Fund’s contractual investment management fee rate and total actual expense rate to be the lowest in its Lipper expense group. The Board was satisfied with the Fund’s comparative expenses as shown in the Lipper report.

MANAGEMENT PROFITABILITY. The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of the Fund. In this respect, the Board reviewed the Fund profitability analysis that addresses the overall profitability of Franklin Templeton’s U.S. fund business, as well as its profits in providing management and other services to the Fund during the 12-month period ended September 30, 2009, being the most recent fiscal year-end for Franklin Resources, Inc., the Manager’s parent. In reviewing the analysis, attention was given to the methodology followed in allocating costs to the Fund, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this respect, the Board noted that, while being continuously refined and reflecting changes in the Manager’s own cost accounting, the allocation methodology was consistent with that followed in profitability report presentations for the Fund made in prior years and that the Fund’s independent registered public accounting firm had been engaged by the Manager to review the reasonableness of the allocation methodologies solely for use by the Fund’s Board in reference to the profitability analysis. In reviewing and discussing such analysis, management discussed with the Board its belief that costs incurred in establishing the infrastructure necessary for the type of fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also took into account management’s expenditures in improving shareholder services provided the Fund, as well as the need to meet additional regulatory and compliance requirements resulting from the Sarbanes-Oxley Act and recent SEC and other regulatory requirements. In addition, the Board considered a third-party study comparing the profitability of the Manager’s parent on an overall basis to other publicly held managers broken down to show profitability from management operations exclusive of distribution expenses, as well as profitability including distribution expenses. The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations. Based upon its consideration of all these factors, the Board determined that the level of profits realized by the Manager and its affiliates from providing services to the Fund was not excessive in view of the nature, quality and extent of services provided.

Annual Report | 49

Templeton Global Income Fund

Shareholder Information (continued)

Board Review of Investment Management Agreement (continued)

ECONOMIES OF SCALE. The Board also considered whether the Manager realizes economies of scale as the Fund grows larger and the extent to which any such benefit is shared with the Fund and its shareholders. The Board believed that a Manager’s ability to realize economies of scale and the sharing of such benefit is a more relevant consideration in the case of an open-end fund whose size increases as a result of the continuous sale of its shares. A closed-end investment company such as the Fund does not continuously offer shares, and growth following its initial public offering will primarily result from market appreciation, which benefits its shareholders. While believing economies of scale to be less of a factor in the context of a closed-end fund, the Board believes at some point an increase in size may lead to economies of scale that should be shared with the Fund and its shareholders. In this respect, the Board noted the Fund is charged a management advisory fee at the rate of 0.55% on its first $200 million of net assets; 0.50% on the next $800 million of net assets; 0.48% on the next $4 billion of net assets; and 0.46% on the next $5 billion of net assets with decreasing breakpoints continuing through the $20 billion net asset level. The Fund also pays a separate fee for administrative services that starts at 0.15% on the first $200 million of Fund net assets, and declines to 0.135% on the next $500 million of Fund net assets, and 0.10% thereafter. The Fund’s asset size was approximately $1.2 billion on December 31, 2009, and the Board believed such fee schedule provides a sharing of benefits with the Fund and its shareholders.

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

50 | Annual Report

Templeton Global Income Fund

Shareholder Information (continued)

Certifications

The Fund’s Chief Executive Officer – Finance and Administration is required by the New York Stock Exchange’s Listing Standards to file annually with the Exchange a certification that she is not aware of any violation by the Fund of the Exchange’s Corporate Governance Standards applicable to the Fund. The Fund has filed such certification.

In addition, the Fund’s Chief Executive Officer – Finance and Administration and Chief Financial Officer and Chief Accounting Officer are required by the rules of the U.S. Securities and Exchange Commission to provide certain certifications with respect to the Fund’s Form N-CSR and Form N-CSRS (which include the Fund’s annual and semiannual reports to shareholders) that are filed annually with the Commission. The Fund has filed such certifications with its Form N-CSR for the six months ended February 28, 2010. Additionally, the Fund expects to file, on or about November 1, 2010, such certifications with its Form N-CSRS for the year ended August 31, 2010.

Annual Report | 51

This page intentionally left blank.

Franklin Templeton Funds

Literature Request. *To receive a summary prospectus and/or prospectus, please call us at (800) DIAL BEN/(800) 342-5236 or visit* ***franklintempleton.com.*** *Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. The prospectus contains this and other information. Please carefully read a prospectus before investing. To ensure the highest quality of service, we may monitor, record and access telephone calls to or from our service departments. These calls can be identified by the presence of a regular beeping tone.*

VALUE
Franklin All Cap Value Fund
Franklin Balance Sheet Investment Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund[1]
Franklin MidCap Value Fund
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Quest Fund
Mutual Recovery Fund[2]
Mutual Shares Fund

BLEND
Franklin Focused Core Equity Fund
Franklin Large Cap Equity Fund
Franklin Rising Dividends Fund

GROWTH
Franklin DynaTech Fund
Franklin Flex Cap Growth Fund
Franklin Growth Fund
Franklin Growth Opportunities Fund
Franklin Small Cap Growth Fund
Franklin Small-Mid Cap Growth Fund

SECTOR
Franklin Biotechnology Discovery Fund
Franklin Global Real Estate Fund
Franklin Gold & Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Utilities Fund
Mutual Financial Services Fund

GLOBAL
Mutual Global Discovery Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund
Templeton Growth Fund
Templeton World Fund

INTERNATIONAL
Franklin India Growth Fund
Franklin International Growth Fund
Franklin International Small Cap Growth Fund
Mutual European Fund
Mutual International Fund
Templeton BRIC Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Emerging Markets Small Cap Fund
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund
Templeton Frontier Markets Fund

HYBRID
Franklin Balanced Fund
Franklin Convertible Securities Fund
Franklin Equity Income Fund
Franklin Income Fund
Templeton Income Fund

ASSET ALLOCATION
Franklin Templeton Corefolio® Allocation Fund
Franklin Templeton Founding Funds Allocation Fund
Franklin Templeton Conservative Allocation Fund[3]
Franklin Templeton Growth Allocation Fund[3]
Franklin Templeton Moderate Allocation Fund[3]
Franklin Templeton 2015 Retirement Target Fund
Franklin Templeton 2025 Retirement Target Fund
Franklin Templeton 2035 Retirement Target Fund
Franklin Templeton 2045 Retirement Target Fund

FIXED INCOME
Franklin Adjustable U.S. Government Securities Fund[4]
Franklin Floating Rate Daily Access Fund
Franklin High Income Fund
Franklin Limited Maturity U.S. Government Securities Fund[4]
Franklin Low Duration Total Return Fund
Franklin Real Return Fund
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund[4]
Templeton Global Bond Fund
Templeton Global Total Return Fund
Templeton International Bond Fund

TAX-FREE INCOME[5]

National
Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund[6]

Limited-/Intermediate-Term
California Intermediate-Term Tax-Free Income Fund
Federal Intermediate-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Intermediate-Term Tax-Free Income Fund

State-Specific
Alabama
Arizona
California[7]
Colorado
Connecticut
Florida
Georgia
Kentucky
Louisiana
Maryland
Massachusetts[8]
Michigan[8]
Minnesota[8]
Missouri
New Jersey
New York[7]
North Carolina
Ohio[8]
Oregon
Pennsylvania
Tennessee
Virginia

INSURANCE FUNDS
Franklin Templeton Variable Insurance Products Trust[9]

1. The fund is closed to new investors. Existing shareholders and select retirement plans can continue adding to their accounts.
2. The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%–25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.
3. Effective 5/1/10, the Franklin Templeton Target Funds changed their name to the Franklin Templeton Allocation Funds. The funds' investment goals and principal investment strategies remained unchanged.
4. An investment in the fund is neither insured nor guaranteed by the U.S. government or by any other entity or institution.
5. For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable.
6. The fund invests primarily in insured municipal securities.
7. These funds are available in three or more variations, including long-term portfolios, intermediate-term portfolios, portfolios of insured securities, a high-yield portfolio (CA only) and a money market portfolio (CA only).
8. The Board of Trustees approved the elimination of the non-fundamental policy requiring the fund to invest at least 80% of net assets in insured municipal securities and the removal of the word "Insured" from the fund name. The changes became effective 2/15/09.
9. The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.

07/10

Not part of the annual report

100 Fountain Parkway P.O. Box 33030 St. Petersburg, FL 33733-8030

Annual Report

TEMPLETON GLOBAL

INCOME FUND

Investment Manager Franklin Advisers, Inc.

Transfer Agent

BNY Mellon Shareowner Services P.O. Box 358015 Pittsburgh, PA 15252 -8015 Toll free number: (800) 416-5585

Hearing Impaired phone number: (800) 231-5469 Foreign Shareholders phone number: (201) 680-6578 www.melloninvestor. com/isd

Fund Information (800) 342-5236

Investors should be aware that the value of investments made for the Fund may go down as well as up. Like any investment in securities, the value of the Fund’s portfolio will be subject to the risk of loss from market, currency, economic, political and other factors. The Fund and its investors are not protected from such losses by the investment manager. Therefore, investors who cannot accept this risk should not invest in shares of the Fund.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

© 2010 Franklin Templeton Investments. All rights reserved.

TLGIM A 10/10

Item 2. Code of Ethics.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3. Audit Committee Financial Expert.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is David W. Niemiec and he is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4. Principal Accountant Fees and Services.

(a)     Audit Fees

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $63,573 for the fiscal year ended August 31, 2010 and $64,472 for the fiscal year ended August 31, 2009.

(b)     Audit-Related Fees

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of Item 4.

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of their financial statements.

(c)     Tax Fees

There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning were $0 for the fiscal year ended August 31, 2010 and $6,000 for the fiscal year ended August 31, 2009. The services for which these fees were paid included technical tax consultation for derivative investments.

(d)     All Other Fees

There were no fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant, other than the services reported in paragraphs (a)-(c) of Item 4.

There were no fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant, other than the services reported in paragraphs (a)-(c) of Item 4.

(e) (1) The registrant’s audit committee is directly responsible for approving the services to be provided by the auditors, including:

      (i)   pre-approval of all audit and audit related services;

      (ii)  pre-approval of all non-audit related services to be provided to the Fund by the auditors;

      (iii) pre-approval of all non-audit related services to be provided to the registrant by the auditors to the registrant’s investment adviser or to any entity that controls, is controlled by or is under common control with the registrant’s investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and

      (iv)  establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e) (2) None of the services provided to the registrant described in paragraphs (b)-(d) of Item 4 were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f)     No disclosures are required by this Item 4(f).

(g)     The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $0 for the fiscal year ended August 31, 2010 and $6,000 for the fiscal year ended August 31, 2009.

(h)     The registrant’s audit committee of the board has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants

Members of the Audit Committee are:  Frank J. Crothers, David W. Niemiec, Ann Torre Bates and Constantine D. Tseretopoulos.

Item 6. Schedule of Investments.  N/A

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The board of trustees of the Fund has delegated the authority to vote proxies related to the portfolio securities held by the Fund to the Fund’s manager Franklin Advisers, Inc. in accordance with the Proxy Voting Policies and Procedures (Policies) adopted by the manager.

The manager has delegated its administrative duties with respect to the voting of proxies to the Proxy Group within Franklin Templeton Companies, LLC (Proxy Group), an affiliate and wholly owned subsidiary of Franklin Resources, Inc.  All proxies received by the Proxy Group will be voted based upon the manager’s instructions and/or policies. The manager votes proxies solely in the interests of the Fund and its shareholders.

To assist it in analyzing proxies, the manager subscribes to RiskMetrics Group (RiskMetrics), an unaffiliated third-party corporate governance research service that provides in-depth analyses of shareholder meeting agendas, vote recommendations, recordkeeping and vote disclosure services.   In addition, the manager subscribes to Glass, Lewis & Co., LLC (Glass Lewis), an unaffiliated third-party analytical research firm, to receive analyses and vote recommendations on the shareholder meetings of publicly held U.S. companies. Although RiskMetrics’ and/or Glass Lewis’ analyses are thoroughly reviewed and considered in making a final voting decision, the manager does not consider recommendations from RiskMetrics, Glass Lewis or any other third party to be determinative of the manager’s ultimate decision.  As a matter of policy, the officers, directors/trustees and employees of the manager and the Proxy Group will not be influenced by outside sources whose interests conflict with the interests of the Fund and its shareholders.  Efforts are made to resolve all conflicts in the interests of the manager’s clients.  Material conflicts of interest are identified by the Proxy Group based upon analyses of client, distributor, broker dealer and vendor lists, information periodically gathered from directors and officers, and information derived from other sources, including public filings.  In situations where a material conflict of interest is identified, the Proxy Group may defer to the voting recommendation of RiskMetrics, Glass Lewis or those of another independent third-party provider of proxy services; or send the proxy directly to the Fund with the manager’s recommendation regarding the vote for approval.  If the conflict is not resolved by the Fund, the Proxy Group may refer the matter, along with the recommended course of action by the manager, if any,  to an interdepartmental Proxy Review Committee (which may include portfolio managers and/or research analysts employed by the manager), for evaluation and voting instructions. The Proxy Review Committee may defer to the voting recommendation of RiskMetrics, Glass Lewis or those of another independent third-party provider of proxy services; or send the proxy directly to the Fund.  Where the Proxy Group or the Proxy Review Committee refers a matter to the Fund, it may rely upon the instructions of a representative of the Fund, such as the board or a committee of the board.

Where a material conflict of interest has been identified, but the items on which the manager’s vote recommendations differ from Glass Lewis, RiskMetrics, or another independent third-party provider of proxy services relate specifically to (1) shareholder proposals regarding social or environmental issues or political contributions, (2) “Other Business” without describing the matters that might be considered, or (3) items the manager wishes to vote in opposition to the recommendations of an issuer’s management, the Proxy Group may defer to the vote recommendations of the manager rather than sending the proxy directly to the Fund for approval.

To avoid certain potential conflicts of interest, the manager will employ echo voting, if possible, in the following instances:  (1) when the Fund invests in an underlying fund in reliance on any one of Sections 12(d)(1)(E), (F), or (G) of the 1940 Act, or pursuant to an SEC exemptive order; (2) when the Fund invests uninvested cash in affiliated money market funds pursuant to an SEC exemptive order (“cash sweep arrangement”); or (3) when required pursuant to the Fund’s governing documents or applicable law.  Echo voting means that the investment manager will vote the shares in the same proportion as the vote of all of the other holders of the Fund’s shares.

The recommendation of management on any issue is a factor that the manager considers in determining how proxies should be voted. However, the manager does not consider recommendations from management to be determinative of the manager’s ultimate decision.  As a matter of practice, the votes with respect to most issues are cast in accordance with the position of the company's management.  Each issue, however, is considered on its own merits, and the manager will not support the position of the company's management in any situation where it deems that the ratification of management’s position would adversely affect the investment merits of owning that company’s shares.

Manager’s proxy voting policies and principles  The manager has adopted general proxy voting guidelines, which are summarized below.  These guidelines are not an exhaustive list of all the issues that may arise and the manager cannot anticipate all future situations.  In all cases, each proxy will be considered based on the relevant facts and circumstances.

Board of directors.  The manager supports an independent board of directors, and prefers that key committees such as audit, nominating, and compensation committees be comprised of independent directors.  The manager will generally vote against management efforts to classify a board and will generally support proposals to declassify the board of directors. The manager may withhold votes from directors who have attended less than 75% of meetings without a valid reason.  While generally in favor of separating Chairman and CEO positions, the manager will review this issue as well as proposals to restore or provide for cumulative voting on a case-by-case basis, taking into consideration factors such as the company’s corporate governance guidelines or provisions and performance.

Ratification of auditors of portfolio companies.  The manager will closely scrutinize the role and performance of auditors. On a case-by-case basis, the manager will examine proposals relating to non-audit relationships and non-audit fees. The manager will also consider, on a case-by-case basis, proposals to rotate auditors, and will vote against the ratification of auditors when there is clear and compelling evidence of accounting irregularities or negligence.

Management and director compensation.  A company’s equity-based compensation plan should be in alignment with the shareholders’ long-term interests.  The manager believes that executive compensation should be directly linked to the performance of the company.  The manager evaluates plans on a case-by-case basis by considering several factors to determine whether the plan is fair and reasonable, including the RiskMetrics quantitative model utilized to assess such plans and/or the Glass Lewis evaluation of the plans. The manager will generally oppose plans that have the potential to be excessively dilutive, and will almost always oppose plans that are structured to allow the repricing of underwater options, or plans that have an automatic share replenishment “evergreen” feature.  The manager will generally support employee stock option plans in which the purchase price is at least 85% of fair market value, and when potential dilution is 10% or less.

Severance compensation arrangements will be reviewed on a case-by-case basis, although the manager will generally oppose “golden parachutes” that are considered to be excessive.  The manager will normally support proposals that require a percentage of directors’ compensation to be in the form of common stock, as it aligns their interests with those of shareholders.

Anti-takeover mechanisms and related issues.  The manager generally opposes anti-takeover measures since they tend to reduce shareholder rights.  However, as with all proxy issues, the manager conducts an independent review of each anti-takeover proposal.  On occasion, the manager may vote with management when the research analyst has concluded that the proposal is not onerous and would not harm the Fund or its shareholders’ interests.  The manager generally supports proposals that require shareholder rights’ plans (“poison pills”) to be subject to a shareholder vote and will closely evaluate such plans on a case-by-case basis to determine whether or not they warrant support.  In addition, the manager will generally vote against any proposal to issue stock that has unequal or subordinate voting rights.  The manager generally opposes any supermajority voting requirements as well as the payment of “greenmail.”  The manager generally supports “fair price” provisions and confidential voting.

Changes to capital structure.  The manager realizes that a company's financing decisions have a significant impact on its shareholders, particularly when they involve the issuance of additional shares of common or preferred stock or the assumption of additional debt.  The manager will review, on a case-by-case basis, proposals by companies to increase authorized shares and the purpose for the increase.  The manager will generally not vote in favor of dual-class capital structures to increase the number of authorized shares where that class of stock would have superior voting rights. The manager will generally vote in favor of the issuance of preferred stock in cases where the company specifies the voting, dividend, conversion and other rights of such stock and the terms of the preferred stock issuance are deemed reasonable.

Mergers and corporate restructuring.  Mergers and acquisitions will be subject to careful review by the research analyst to determine whether they would be beneficial to shareholders. The manager will analyze various economic and strategic factors in making the final decision on a merger or acquisition. Corporate restructuring proposals are also subject to a thorough examination on a case-by-case basis.

Social and corporate policy issues.  The manager will generally give management discretion with regard to social, environmental and ethical issues, although the manager may vote in favor of those that are believed to have significant economic benefits or implications for the Fund and its shareholders.

Global corporate governance.  Many of the tenets discussed above are applied to the manager’s proxy voting decisions for international investments.  However, the manager must be flexible in these instances and must be mindful of the varied market practices of each region.

The manager will attempt to process every proxy it receives for all domestic and foreign issuers.  However, there may be situations in which the manager cannot process proxies, for example, where a meeting notice was received too late, or sell orders preclude the ability to vote. If a security is on loan, the manager may determine that it is not in the best interests of the Fund to recall the security for voting purposes.  Also, the manager may abstain from voting under certain circumstances or vote against items such as “Other Business” when the manager is not given adequate information from the company.

Shareholders may view the complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954)527-7678 or by sending a written request to:  Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention:  Proxy Group.  Copies of the Fund’s proxy voting records are available online at franklintempleton.com and posted on the SEC website at sec.gov. The proxy voting records are updated each year by August 31 to reflect the most recent 12-month period ended June 30.

Item 8. Portfolio Managers of Closed-End Management Investment Company and Affiliated Purchasers.

(a)(1)  As of October 29, 2010, the portfolio manager of the Fund is as follows:

MICHAEL HASENSTAB Ph.D, Senior Vice President of Franklin Advisers, Inc.

Dr. Hasenstab has been a portfolio manager of the Fund since 2002.  He has final authority over all aspects of the Fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated management requirements. The degree to which he may perform these functions, and the nature of these functions, may change from time to time.  He first joined Franklin Templeton Investments in 1995, rejoining again in 2001 after a three-year leave to obtain his PH.D.

(a)(2)  This section reflects information about the portfolio managers as of the fiscal year ended August 31, 2010.

The following table shows the number of other accounts managed by each portfolio manager and the total assets in the accounts managed within each category:

Name	Number of Other Registered Investment Companies Managed	Assets of Other Registered Investment Companies Managed (x $1 million)	Number of Other Pooled Investment Vehicles Managed[1]	Assets of Other Pooled Investment Vehicles Managed (x $1 million)[1]	Number of Other Accounts Managed[1]	Assets of Other Accounts Managed (x $1 million)[1]
Michael Hasenstab	14	44,251.5	23	51,858.0	11	1,733.6

1.  The various pooled investment vehicles and accounts listed are managed by a team of investment professionals.  Accordingly, the individual managers listed would not be solely responsible for managing such listed amounts.

Portfolio managers that provide investment services to the Fund may also provide services to a variety of other investment products, including other funds, institutional accounts and private accounts.  The advisory fees for some of such other products and accounts may be different than that charged to the Fund and may include performance based compensation.  This may result in fees that are higher (or lower) than the advisory fees paid by the Fund. As a matter of policy, each fund or account is managed solely for the benefit of the beneficial owners thereof. As discussed below, the separation of the trading execution function from the portfolio management function and the application of objectively based trade allocation procedures help to mitigate potential conflicts of interest that may arise as a result of the portfolio managers managing accounts with different advisory fees.

Conflicts.  The management of multiple funds, including the Fund, and accounts may also give rise to potential conflicts of interest if the funds and other accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. The manager seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline.  Most other accounts managed by a portfolio manager are managed using the same investment strategies that are used in connection with the management of the Fund.  Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which may minimize the potential for conflicts of interest. As noted above, the separate management of the trade execution and valuation functions from the portfolio management process also helps to reduce potential conflicts of interest. However, securities selected for funds or accounts other than the Fund may outperform the securities selected for the Fund. Moreover, if a portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Fund may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible funds and other accounts. The manager seeks to manage such potential conflicts by using procedures intended to provide a fair allocation of buy and sell opportunities among funds and other accounts.

The structure of a portfolio manager’s compensation may give rise to potential conflicts of interest. A portfolio manager’s base pay and bonus tend to increase with additional and more complex responsibilities that include increased assets under management.  As such, there may be an indirect relationship between a portfolio manager’s marketing or sales efforts and his or her bonus.

Finally, the management of personal accounts by a portfolio manager may give rise to potential conflicts of interest.  While the funds and the manager have adopted a code of ethics which they believe contains provisions reasonably necessary to prevent a wide range of prohibited activities by portfolio managers and others with respect to their personal trading activities, there can be no assurance that the code of ethics addresses all individual conduct that could result in conflicts of interest.

The manager and the Fund have adopted certain compliance procedures that are designed to address these, and other, types of conflicts.  However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

Compensation.   The manager seeks to maintain a compensation program that is competitively positioned to attract, retain and motivate top-quality investment professionals.  Portfolio managers receive a base salary, a cash incentive bonus opportunity, an equity compensation opportunity, and a benefits package.  Portfolio manager compensation is reviewed annually and the level of compensation is based on individual performance, the salary range for a portfolio manager’s level of responsibility and Franklin Templeton guidelines. Portfolio managers are provided no financial incentive to favor one fund or account over another. Each portfolio manager’s compensation consists of the following three elements:

Base salary  Each portfolio manager is paid a base salary.

Annual bonus  Annual bonuses are structured to align the interests of the portfolio manager with those of the Fund’s shareholders. Each portfolio manager is eligible to receive an annual bonus. Bonuses generally are split between cash (50% to 65%) and restricted shares of Franklin Resources stock (17.5% to 25%) and mutual fund shares (17.5% to 25%).  The deferred equity-based compensation is intended to build a vested interest of the portfolio manager in the financial performance of both Franklin Resources and mutual funds advised by the manager.  The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving consistently strong investment performance, which aligns the financial incentives of the portfolio manager and Fund shareholders. The Chief Investment Officer of the manager and/or other officers of the manager, with responsibility for the Fund, have discretion in the granting of annual bonuses to portfolio managers in accordance with Franklin Templeton guidelines. The following factors are generally used in determining bonuses under the plan:

▪ Investment performance.  Primary consideration is given to the historic investment performance over the 1, 3 and 5 preceding years of all accounts managed by the portfolio manager.  The pre-tax performance of each fund managed is measured relative to a relevant peer group and/or applicable benchmark as appropriate.

▪ Non-investment performance.  The more qualitative contributions of a portfolio manager to the manager’s business and the investment management team, including professional knowledge, productivity, responsiveness to client needs and communication, are evaluated in determining the amount of any bonus award.

▪ Responsibilities.  The characteristics and complexity of funds managed by the portfolio manager are factored in the manager’s appraisal.

Additional long-term equity-based compensation  Portfolio managers may also be awarded restricted shares or units of Franklin Resources stock or restricted shares or units of one or more mutual funds, and options to purchase common shares of Franklin Resources stock. Awards of such deferred equity-based compensation typically vest over time, so as to create incentives to retain key talent.

Portfolio managers also participate in benefit plans and programs available generally to all employees of the manager.

Ownership of Fund shares.  The manager has a policy of encouraging portfolio managers to invest in the funds they manage.  Exceptions arise when, for example, a fund is closed to new investors or when tax considerations or jurisdictional constraints cause such an investment to be inappropriate for the portfolio manager.  The following is the dollar range of Fund shares beneficially owned by each portfolio manager (such amounts may change from time to time):

Portfolio Manager	Dollar Range of Fund Shares Beneficially Owned
Michael Hasenstab	None

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.        N/A

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.

Item 11. Controls and Procedures.

(a) Evaluation of Disclosure Controls and Procedures.  The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission.  Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure.  The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures.  Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b) Changes in Internal Controls.  There have been no significant changes in the Registrant’s internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

Item 12. Exhibits.

(a)(1) Code of Ethics

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Mark H. Otani, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Mark H. Otani, Chief Financial Officer and Chief Accounting Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TEMPLETON GLOBAL INCOME FUND

By /s/ LAURA F. FERGERSON

    Laura F. Fergerson

    Chief Executive Officer - Finance and

    Administration

Date:  October 28, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/ LAURA F. FERGERSON

    Laura F. Fergerson

    Chief Executive Officer - Finance and

    Administration

Date:  October 28, 2010

By /s/ MARK H. OTANI

   Mark H. Otani

   Chief Financial Officer and

   Chief Accounting Officer

Date:  October 28, 2010